SCHEDULE 14A INFORMATION

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NEUBERGER BERMAN INC.

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NEUBERGER BERMAN INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2003

Dear	Stockholder:

The annual meeting of stockholders of NEUBERGER BERMAN INC. will be held on Wednesday, May 21, 2003, at 10:00 A.M., at our offices, 41st Floor, 605 Third Avenue, New York, New York 10158.

At the meeting, you will be asked to

1.	elect our entire Board of Directors,

2.	approve the 2003 Neuberger Berman Inc. Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended,

3.	approve the 1999 Neuberger Berman Inc. Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended,

4.	ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003, and

5.	act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors has set the close of business on March 31, 2003, as the record date for determining stockholders entitled to receive notice of the meeting and to vote at the meeting.

We will admit to the annual meeting (1) all stockholders of record at the close of business on March 31, 2003, (2) persons holding proof of beneficial ownership as of such date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED MUST PRESENT PHOTO IDENTIFICATION. If you plan to attend the annual meeting, please check the appropriate box on your proxy card or register your intention when voting by using the telephone or voting on the Internet, according to the instructions provided.

A copy of our Annual Report to Stockholders is enclosed for all stockholders other than Neuberger Berman employees, to whom the Annual Report is being separately distributed.

Sincerely,

Kevin Handwerker Secretary April 11, 2003

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

YOU MAY VOTE BY USING THE TELEPHONE, VOTING ON THE INTERNET OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

YOU MAY REVOKE YOUR VOTE AT ANY TIME BEFORE THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR PROXY VOTE WILL NOT BE USED.

NEUBERGER BERMAN INC.

605 THIRD AVENUE

NEW YORK, NEW YORK 10158

PROXY STATEMENT

CONTENTS

Page
The Annual Meeting	1
Solicitation of Your Vote	1
Time and Place of the Annual Meeting	1
Materials Being Provided to You	1
Matters Being Voted On	1
How to Vote	1
How Proxies Are Counted if You Do Not Vote on Some Matters	1
Other Matters at the Annual Meeting	2
Stockholders Who Can Vote at the Annual Meeting	2
How Many Shares Can be Voted	2
Votes Needed to Hold the Annual Meeting and to Approve the Proposals	2
Adjourned or Postponed Meeting	2
Stock Ownership of Principal Stockholders, Directors and Executive Officers	3
Proposal 1—Election of Directors	5
Nominees for Election as Directors	5
Meetings of the Board of Directors	8
Non-Management Directors	8
Committees of the Board of Directors	8
Compensation of Directors	9
Executive Officers	9
Executive Management Committee	10
Proposal 2—Approval of 2003 Neuberger Berman Inc. Annual Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code of 1986, as Amended	11
Proposal 3—Approval of 1999 Neuberger Berman Inc. Long-Term Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code of 1986, as Amended	13
Proposal 4—Ratification of Selection of KPMG LLP as Independent Auditors for the Fiscal Year Ending December 31, 2003	19
Report of Audit Committee	20
Executive Compensation	21
Report of the Compensation Committee on Executive Compensation	21
Compensation Committee Interlocks and Insider Participation	24
Summary Compensation Table	24
Option Grants in 2002	26
2002 Aggregated Option Exercises and Year-End Option Values	27
Employment Agreements and Arrangements	27
Stock Price Performance Graph	28
Equity Compensation Plan Information	29
Certain Relationships and Related Transactions	32
Section 16(a) Beneficial Ownership Reporting Compliance	35
Future Stockholder Proposals and Nominations by Stockholders	35
Other Matters	35
Cost of Annual Meeting and Solicitation	36
Voting by Telephone or the Internet	36
Additional Information about Us	36
Appendix A
2003 Neuberger Berman Inc. Annual Incentive Plan	A-1
Appendix B
1999 Neuberger Berman Inc. Long-Term Incentive Plan	B-1

THE ANNUAL MEETING

Solicitation of Your Vote

The Board of Directors of NEUBERGER BERMAN INC. is soliciting your vote at our 2003 annual meeting of stockholders.

Time and Place of the Annual Meeting

The meeting will be held on Wednesday, May 21, 2003, at 10:00 A.M., at our offices, 41st Floor, 605 Third Avenue, New York, New York. If necessary, the meeting may be adjourned or postponed.

Materials Being Provided to You

On or about April 17, 2003, we are sending or giving stockholders a copy of our Annual Report to Stockholders for 2002, this Proxy Statement, a proxy card and a postage prepaid envelope for returning the proxy card in the event you choose to vote by mailing back your proxy card. As used in this Proxy Statement, the terms “Neuberger Berman”, the “Company”, “we”, “us”, “our” and “our firm”, mean Neuberger Berman Inc., a Delaware corporation. In some instances, we are referring to Neuberger Berman Inc. and its consolidated subsidiaries.

Matters Being Voted On

•	Election of Board of Directors

•	Approval of 2003 Neuberger Berman Inc. Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended

•	Approval of 1999 Neuberger Berman Inc. Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended

•	Ratification of selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003

How to Vote

You may vote in person at the annual meeting or by proxy without attending the annual meeting. To vote by proxy, you must either

•	vote by TELEPHONE—please see the instructions on the enclosed proxy card,

•	vote on THE INTERNET—please see the instructions on the enclosed proxy card, or

•	complete the enclosed PROXY CARD, sign and date it and return it in the enclosed postage prepaid envelope.

If you vote by proxy, you may change your vote at any time before your shares are voted at the annual meeting. You may revoke your vote by giving written notice to our corporate Secretary (at the address on the cover page), by voting a new proxy (using a new proxy card, by telephone or on the Internet), or by attending the annual meeting and voting in person.

How Proxies Are Counted if You Do Not Vote on Some Matters

If you are voting by proxy, you should specify your choices. If you do not give instructions, the people named on the proxy card intend to vote FOR the election of the eleven nominees for Director, FOR the 2003

Neuberger Berman Inc. Annual Incentive Plan, FOR the 1999 Neuberger Berman Inc. Long-Term Incentive Plan and FOR the ratification of the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003.

Other Matters at the Annual Meeting

If any other matters are properly presented for a vote at the annual meeting, the people named on the proxy card will vote the shares in their discretion. The Board of Directors does not know of any other matters that are to come before the annual meeting.

Stockholders Who Can Vote at the Annual Meeting

Stockholders who owned shares at the close of business on March 31, 2003 are entitled to notice of the annual meeting and to vote at the annual meeting. This is referred to as the Record Date.

How Many Shares Can be Voted

As of the Record Date, there were 70,154,154 shares of our common stock, par value $.01 per share, outstanding and entitled to vote at the annual meeting. The common stock is the only outstanding class of our voting securities. You are entitled to one vote for each share of common stock you owned at the close of business on the Record Date.

Votes Needed to Hold the Annual Meeting and to Approve the Proposals

A majority of the shares that are entitled to be voted at the meeting, whether cast in person or by proxy, is necessary for a quorum to transact business at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Please vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present to hold the meeting.

For the election of Directors, there are eleven nominees. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees. A nominee for Director will be elected if he or she receives a plurality of votes cast at the meeting. Abstentions and broker non-votes will be disregarded and will have no effect on the vote for Directors.

The proposals to approve the 2003 Annual Incentive Plan, to approve the 1999 Long-Term Incentive Plan and to ratify the selection of KPMG LLP as independent auditors will be approved if each receives a majority of the votes cast at the meeting. In determining whether any of these proposals has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes, however, are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of any of these three proposals.

Please see “Stock Ownership of Principal Stockholders, Directors and Executive Officers” (page 3) for information on stockholders who control more than 5% of our common stock.

Adjourned or Postponed Meeting

If the meeting is adjourned or postponed, your proxy will still be valid and may be voted at the resumed or new meeting. You will still be able to change your vote until your proxy is voted or you attend the meeting and vote in person.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS,

DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of common stock by

•	each Director,

•	each person who is known to us to own beneficially more than 5% of our common stock,

•	each executive officer named in the Summary Compensation Table, and

•	all current executive officers and Directors as a group.

The stock ownership information is as of February 28, 2003 and is based, in part, upon information provided by the persons shown. All share numbers in this Proxy Statement have been adjusted to reflect a 3 for 2 stock split that occurred on August 16, 2001.

Name of Beneficial Owner (and Address of Beneficial Owners of More than 5% of Common Stock)	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Shares of Common Stock Outstanding on February 28, 2003
Joyce F. Brown	988		*
John A. Elliott(2)	—		*
Nathan Gantcher	8,887	(3)	*
David W. Glenn	17,350	(4)	*
Michael M. Kassen(5)	1,257,779	(6)	1.79%
Jeffrey B. Lane(5)	1,142,493	(7)	1.63%
Arthur Levitt, Jr.	6,096	(8)	*
Jon C. Madonna	16,349	(9)	*
Robert Matza(5)	743,388	(10)	1.06%
Jack H. Nusbaum	29,679	(11)	*
Marvin C. Schwartz(5)	5,674,495	(12)	8.08%
Heidi L. Steiger(5)	846,515	(13)	1.21%
Peter E. Sundman(5)	675,964	(14)	*
Lawrence Zicklin(5)	1,766,932	(15)	2.52%
All current Directors and executive officers as a group (16 people)	11,036,127	(16)	15.72%

Citigroup Inc.(17)	6,780,325		9.66%

*	Less than 1%

(1)	Except as otherwise indicated, the people shown in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Please see the information contained in the footnotes to this table regarding the number of shares of our common stock the owner has the right to acquire within 60 days after February 28, 2003, through the exercise of options.

(2)	Dr. Elliott became a Director on April 1, 2003.

(3)	Includes options to buy 7,000 shares, exercisable within 60 days.

(4)	Includes options to buy 6,608 shares, exercisable within 60 days.

(5)

These people are former principals of Neuberger Berman, LLC. They, other former principals of Neuberger Berman, LLC, and their family affiliates are parties to a Stockholders Agreement with us. As of February 28, 2003, there were 39,534,424 shares of our common stock subject to the Stockholders Agreement, representing approximately 56.30% of outstanding common stock as of that date. Under the Stockholders Agreement, each former principal continuing in Neuberger Berman’s employ and his or her family affiliates have agreed to vote their shares in accordance with a majority of the shares held by all former principals and their family affiliates subject to that voting requirement, voting in a preliminary vote. As of February 28, 2003, there were 25,553,698 shares of common stock subject to the voting requirement, representing approximately 36.39% of our common stock as of that date. Mr. Kassen and Mr. Zicklin are not employed by us and are not subject to the voting requirements of the Stockholders Agreement, but are subject to all other provisions of the Stockholders Agreement. See “Certain Relationships and Related Transactions—Stockholders Agreement” (page 32).

(6)	Includes 428,705 shares held by Kassen Associates, L.P., with respect to which Mr. Kassen has sole voting and investment control as the sole stockholder of its sole general partner.

(7)	Includes options to buy 390,489 shares, exercisable within 60 days.

(8)	Includes options to buy 4,000 shares, exercisable within 60 days.

(9)	Includes options to buy 6,565 shares, exercisable within 60 days.

(10)	Includes options to buy 236,351 shares, exercisable within 60 days.

(11)	Includes options to buy 6,565 shares, exercisable within 60 days.

(12)	Includes (a) 2,221,855 shares held by Schwartz CS Associates, L.P., with respect to which Mr. Schwartz has sole voting and investment control as the sole stockholder of its sole general partner, and (b) 2,221,854 shares held by Schwartz ES Associates, L.P., with respect to which Mr. Schwartz has sole voting and investment control as the sole stockholder of its sole general partner. Mr. Schwartz’ address is 605 Third Avenue, New York, NY 10158.

(13)	Includes (a) 98,010 shares held by Steiger Associates, L.P., with respect to which Ms. Steiger has sole voting and investment control as the sole stockholder of its sole general partner, and (b) options to buy 157,568 shares, exercisable within 60 days.

(14)	Includes (a) 192,435 shares held by Sundman Associates, L.P., with respect to which Mr. Sundman has sole voting and investment control as the sole stockholder of its sole general partner, and (b) options to buy 226,351 shares, exercisable within 60 days.

(15)	Includes 586,407 shares held by Zicklin Associates, L.P., with respect to which Mr. Zicklin has sole voting and investment control as the sole stockholder of its sole general partner, as to which he disclaims beneficial ownership.

(16)	Includes options to buy 1,081,431 shares, exercisable within 60 days.

(17)	According to a Schedule 13G filed jointly by Citigroup Inc. (“Citigroup”), Salomon Smith Barney Holdings Inc. (“SSBH”) and Smith Barney Fund Management LLC (“SBFM”) on February 6, 2003, as of December 31, 2002, Citigroup, on a consolidated basis, owned in excess of 5% of the issued and outstanding shares of our common stock. Based upon information subsequently provided to us, as of February 28, 2003, Citigroup owned 6,780,325 shares of our common stock (9.66% of such stock), as to which it shared both voting and dispositive power and disclaimed beneficial ownership with respect to some or all of those shares. We have been advised that of Citigroup’s total share ownership: (i) SSBH’s consolidated holdings accounted for 6,718,890 shares of our common stock, as to which it shared both voting and dispositive power and disclaimed beneficial ownership with respect to some or all of those shares; and (ii) SBFM’s holdings accounted for 3,868,886 shares of our common stock, as to which it shared both voting and dispositive power and disclaimed beneficial ownership with respect to some or all of those shares. SBFM is a wholly owned subsidiary of SSBH, which is a wholly owned subsidiary of Citigroup. The addresses and principal offices of the companies are as follows: Citigroup, 399 Park Avenue, New York, NY 10043; SSBH, 388 Greenwich Street, New York, NY 10013; SBFM, 333 West 34th Street New York, NY 10001.

PROPOSAL 1

ELECTION OF DIRECTORS

Under our By-Laws, the Board of Directors has set the number of Directors at eleven. Based on the recommendation of the Nominating/Corporate Governance Committee, the Board of Directors has nominated all of the current Directors for re-election at the 2003 annual meeting. The one-year terms of all the current Directors expire at the annual meeting or when their successors are elected. Directors are elected by a plurality of the votes cast.

Directors elected at the 2003 annual meeting will hold office until the 2004 annual meeting or until their successors are elected. Each of the nominees has consented to serve as a Director if elected at the annual meeting. If any nominee becomes unable to serve for any reason—which is not anticipated—the Board of Directors, based on the recommendation of the Nominating/Corporate Governance Committee, may designate substitute nominees (unless the Board of Directors reduces the number of Directors). If there are substitute nominees, the people named on the proxy card will vote for the election of the substitute nominees.

Nominees for Election as Directors

Listed below are the nominees, their ages, their positions with us, their business experience during the past five years and their directorships in other companies.

JOYCE F. BROWN (age 56)—Director since November 2002

•	President, Fashion Institute of Technology since 1998

•	Chief Executive Officer, Educational Foundation for the Fashion Industries since 1998

•	Professor Emerita, Doctoral Program in Clinical Psychology, City University of New York (“CUNY”) Graduate School and University Center since 1998

•	Professor of Clinical Psychology, CUNY Graduate School and University Center from 1994 to 1998

•	Deputy Mayor of the City of New York for public and community affairs from 1993 to 1994

•	Director of Paxar Corporation, Polo Ralph Lauren Corporation, United States Enrichment Corporation, New York City Outward Bound, Central Park Conservancy and Metropolitan Chapter of the Links, Inc.

JOHN A. ELLIOTT (age 56)—Director since April 2003

•	Vice President and Dean, Zicklin School of Business at Baruch College of CUNY since 2002

•	Irwin and Arlene Ettinger Chair in Accountancy of the Zicklin School of Business at Baruch College of CUNY since 2002

•	Professor, Cornell University, from 1997 to 2002

•	Associate Dean, Johnson Graduate School of Management at Cornell University from 1996 to 2002

NATHAN GANTCHER (age 62)—Director since January 2001

•	Co-Chairman, President and Chief Executive Officer of Alpha Investment Management since January 2002

•	Private investor from October 1999 to January 2002

•	Vice Chairman, CIBC World Markets from 1997 to September 1999

•	President, Chief Operating Officer and Co-Chief Executive Officer of Oppenheimer & Co., Inc. from 1983 to 1997

•	Director of ClickSoftware, Inc., eMind, LLC, Liquidnet Holdings, Inc. and Mack-Cali Realty, L.P.

DAVID W. GLENN (age 59)—Director since December 1999

•	Director of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) since 1990

•	Vice Chairman of Freddie Mac since June 2000 and President since 1990

•	Chief Operating Officer of Freddie Mac since November 1989

JEFFREY B. LANE (age 60)—President, Chief Executive Officer and Director since October 1999

•	President and Chief Executive Officer of Neuberger Berman, LLC since October 1999

•	Chief Administrative Officer of Neuberger Berman, LLC from July 1998 until October 1999

•	Principal of Neuberger Berman, LLC from December 1998 until October 1999

•	Director of Neuberger Berman Trust Company from June 1999 until November 2000

•	Director of Neuberger Berman Management Inc. since February 2001

•	Previously employed by Primerica Corp. (subsequently known as Travelers Group Inc.) from February 1990 until July 1998, where he served in several capacities, including:

•	President of Primerica Holdings from February 1990 to February 1991

•	Vice Chairman of Smith Barney (then a subsidiary of Primerica) from February 1991 through December 1995

•	Vice Chairman of Travelers Group Inc. from January 1996 to July 1998

ARTHUR LEVITT, JR. (age 72)—Director since May 2001

•	Senior Advisor, The Carlyle Group since May 2001

•	Member, Advisory Committee of Carlyle Asset Management Group since April 2002

•	Chairman of the Securities and Exchange Commission from July 1993 to February 2001

•	Chairman of the New York City Economic Development Corporation from 1989 to 1993

•	Chairman of the American Stock Exchange from 1978 to 1989

•	Advisory Director of M&T Bank Corporation, Director of Bloomberg L.P., Trustee of Rand Corporation, Director of US Investigation Services, Member of Board of Overseers of TIAA-CREF and Advisor to Corporate Communications Broadcast Network

JON C. MADONNA (age 59)—Director since December 1999

•	Chairman of DigitalThink, Inc. since April 2002, President and Chief Executive Officer of that company from January 2001 to April 2002 and a Director of that company since January 2000

•	President and Chief Executive Officer of Carlson Wagonlit Travel from 1999 to December 2000

•	Vice Chairman of Travelers Group Inc. and Vice Chairman of Travelers Property and Casualty from 1997 to 1998

•	Chairman and Chief Executive Officer of KPMG Peat Marwick, USA from 1990 to 1996 and Chairman of KPMG International from 1995 to 1997

•	Director of Tidewater, Inc., AT&T Corp., Albertsons, Inc. and Phelps Dodge Corporation

ROBERT MATZA (age 46)—Chief Operating Officer since January 2001, Executive Vice President and Director since October 1999

•	Chief Administrative Officer from October 1999 to January 2001

•	Chief Operating Officer of Neuberger Berman, LLC since January 2001, and Chief Administrative Officer of Neuberger Berman, LLC from October 1999 to January 2001

•	Executive Vice President of Neuberger Berman, LLC and the head of the firm’s Professional Securities Services business since October 1999

•	Operations Principal of Neuberger Berman, LLC from April 1999 to October 1999

•	Director of Neuberger Berman Management Inc. since April 2000

•	Previously Vice President and Deputy Treasurer of Citigroup Inc. (formerly known as Travelers Group Inc.) from October 1998 to April 1999

•	Vice President and Treasurer of Travelers Group Inc. from July 1996 to October 1998

•	Previously employed by Lehman Brothers Inc. and Lehman Brothers Holdings Inc. where he served in several capacities, including:

•	Chief Financial Officer and Member of the Corporate Management Committee of Lehman Brothers Holdings Inc. from January 1994 to July 1996

•	Chief Financial Officer and a Director of Lehman Brothers Inc. from January 1994 to July 1996, and Managing Director of Lehman Brothers Inc. from 1992 to July 1996

JACK H. NUSBAUM (age 62)—Director since December 1999

•	Chairman of the law firm of Willkie Farr & Gallagher, and a partner of that firm for over 25 years

•	Director of Associated Community Bancorp, Inc., W.R. Berkley Corp., Prime Hospitality Corp., Strategic Distribution, Inc. and The Topps Company, Inc.

MARVIN C. SCHWARTZ (age 61)—Vice Chairman of the Board (non-executive) since October 1999

•	Managing Director of Neuberger Berman, LLC since October 1999

•	A senior portfolio manager at Neuberger Berman, LLC (and its predecessor) since 1967; joined the firm in 1961

•	Partner of the predecessor of Neuberger Berman, LLC from 1967 and Principal from 1996 until October 1999

•	Director of Neuberger Berman Management Inc. from 1990 to April 1996

LAWRENCE ZICKLIN (age 66)—Chairman of the Board of Directors (non-executive) since October 1999

•	Managing Principal and Chief Executive Officer of Neuberger Berman, LLC from 1975 to October 1999 (Managing Partner of its predecessor until 1996)

•	Partner of Neuberger Berman, LLC’s predecessor from 1969 until 1996

•	Director of Neuberger Berman Management Inc. from 1974 until February 2001

•	Director of Neuberger & Berman Agency, Inc. from 1976 to 2000

Meetings of the Board of Directors

The Board of Directors met six times during 2002. Each of the incumbent Directors attended at least 83.3% of all meetings of the Board of Directors and committees of which he or she was a member held in 2002 while he or she was a Director.

Non-Management Directors

The Board of Directors adopted a policy in January 2003 of having regularly scheduled executive sessions, where non-management Directors will meet independently of management.

Committees of the Board of Directors

The Board of Directors has, as standing committees, an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.

Executive Committee.    The Executive Committee consists of Mr. Lane and Mr. Matza. The Executive Committee, which meets or takes action by written consent during intervals between the meetings of the Board of Directors, has and may exercise all the powers and authority of the Board of Directors in the management of our firm’s property, business and affairs, except for certain actions that by law may not be delegated to a committee of the Board.

Audit Committee.    The Audit Committee consists of Mr. Madonna, who chairs the Committee, Mr. Gantcher and Mr. Glenn. The Audit Committee recommends the firm to be appointed as independent auditors to audit our financial statements and to perform services related to the audit; reviews the results of the annual audit of our financial statements conducted by the independent auditors; reviews the other services provided by the independent auditors; considers the independence of the independent auditors; reviews proposed changes in our financial and accounting standards and principles; reviews our policies and procedures with respect to its internal accounting, auditing and financial controls; and considers such other matters that may come before the Audit Committee from time to time. The Audit Committee met five times during 2002. See “Report of Audit Committee” (page 20).

The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent”, as required by the current listing standards of the New York Stock Exchange.

The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee.

Compensation Committee.    The Compensation Committee consists of Mr. Glenn, who chairs the Committee, Mr. Gantcher and Mr. Madonna, all of whom are “independent”. The Compensation Committee oversees the compensation and benefits of the firm’s management and employees. The Compensation Committee is responsible for: reviewing and making recommendations as to the compensation of our Chief Executive Officer, our four other most highly compensated executive officers and any other individuals whose compensation the Compensation Committee anticipates may become subject to Section 162(m) of the Internal Revenue Code of 1986, as amended; approving any awards of stock or options to those of the Directors who are our officers or employees and to other individuals who are “officers” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”); and administering certain elements of our Annual Incentive Plan. The Compensation Committee met five times during 2002. See “Executive Compensation—Report of the Compensation Committee on Executive Compensation” (page 21).

The Compensation Committee and the Board of Directors have adopted a written charter for the Compensation Committee.

Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee consists of Dr. Brown and Mr. Levitt, who co-chair the Committee, both of whom are “independent”. The Nominating/Corporate Governance Committee, which was established in January 2003, is responsible for recommending a slate of Directors for election by stockholders at each annual meeting and recommending the appointment of candidates to fill any vacancies on the Board. It is also responsible for developing and reviewing corporate governance principles applicable to the Company. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders provided such recommendations are made in accordance with the procedures described in this Proxy Statement. See “Future Stockholder Proposals and Nominations by Stockholders” (page 35).

The Board of Directors may from time to time establish other committees to facilitate the management of the firm.

Compensation of Directors

Directors who are our employees or employees of our affiliates do not receive any additional compensation for serving as a Director. Non-employee Directors receive compensation for serving as a Director, as described below. We reimburse all Directors for reasonable and necessary expenses they incur in performing their duties as Directors.

In 2002, each of the non-employee Directors (Dr. Brown, Mr. Gantcher, Mr. Glenn, Mr. Levitt, Mr. Madonna, Mr. Nusbaum and Mr. Zicklin) received $25,000, payable, at the option of each such Director, either in cash or by a grant of restricted shares of our common stock through our Directors Stock Incentive Plan, valued at the time of the grant. Dr. Elliott joined the Board in 2003.

Dr. Brown, who joined the Board in November 2002, also received a grant of options to purchase 10,000 shares of common stock, which expire in November 2012. (Mr. Gantcher, Mr. Glenn, Mr. Levitt, Mr. Madonna and Mr. Nusbaum have previously received comparable option grants).

Executive Officers

Biographies of the Company’s current executive officers are set forth below, excluding Mr. Lane’s and Mr. Matza’s, which are included above. The executive officers serve at the pleasure of the Board of Directors.

KEVIN HANDWERKER (age 46)—Senior Vice President, Secretary and General Counsel since March 2000

•	Senior Vice President, Secretary and General Counsel of Neuberger Berman, LLC since March 2000

•	Senior Vice President and Deputy General Counsel of National Financial Partners Corp. from September 1999 to March 2000

•	Vice President and Associate General Counsel of J.P. Morgan Investment Management Inc. from 1994 to 1999

•	Corporate/Securities attorney at the law firm of Shearman & Sterling from 1982 to 1994

JACK L. RIVKIN (age 62)—Executive Vice President and Chief Investment Officer since April 2003

•	Chief Investment Officer of Neuberger Berman, LLC since January 2003 and Executive Vice President and the head of the Research and Research Sales Departments of that firm since August 2002

•	Chairman and a Director of Neuberger Berman Management Inc. since December 2002

•	President and a Director or Trustee of eight registered investment companies in the Neuberger Berman family of funds

•	Executive Vice President of Citigroup Inc. from September 1995 to February 2002

•	Executive Vice President of Citigroup Investments, Inc. from September 1995 to February 2002

•	Director of Dale Carnegie and Associates, Inc., Infogate, Inc., Solbright, Inc. and Emagin Corp.

MATTHEW S. STADLER (age 48)—Chief Financial Officer and Senior Vice President since August 2000

•	Chief Financial Officer and a Senior Vice President of Neuberger Berman, LLC and Neuberger Berman Management Inc. since August 2000

•	Controller of Neuberger Berman, LLC from November 1999 to August 2000

•	Senior Vice President and Chief Financial Officer of National Discount Brokers Group from May 1999 until October 1999

•	Senior Vice President and Chief Financial Officer of Santander Investment Securities Inc. from August 1994 until April 1999

HEIDI L. STEIGER (age 49)—Executive Vice President since October 1999

•	Director from October 1999 through March 2003

•	Executive Vice President of Neuberger Berman, LLC and the head of the firm’s Private Asset Management business since October 1999

•	Director of Neuberger Berman Trust Company, N.A. since January 2001, of which she was Chair from January 2001 until April 2001

•	Director of Neuberger Berman Trust Company of Delaware since February 2000, of which she was Chair from February 2000 until April 2001

•	Director and President of Neuberger & Berman Agency, Inc. since 2000 and Vice President from 1986 until 2000

•	Director of Neuberger Berman Trust Company from September 1999 until September 2001, of which she was Chair from September 1999 until January 2001

•	Joined the predecessor of Neuberger Berman, LLC in January 1986, was a Partner of that company from 1993 until 1996, when she became a Principal, and has directed the firm’s Private Asset Management national sales and client service force since 1986

•	Director of Neuberger Berman Management Inc. since February 2001

PETER E. SUNDMAN (age 43)—Executive Vice President since October 1999

•	Director from October 1999 through March 2003

•	Executive Vice President of Neuberger Berman, LLC and the head of the firm’s Mutual Funds and Institutional business since October 1999

•	Principal of Neuberger Berman, LLC from 1997 until October 1999

•	President and a Director of Neuberger Berman Management Inc. since October 1999

•	Director of Institutional Services of Neuberger Berman Management Inc. from February 1988 until January 1996

•	Senior Vice President of Neuberger Berman Management Inc. from January 1996 until October 1999

•	Chairman of the Board and Trustee or Director of eight registered investment companies in the Neuberger Berman family of funds

•	Director and Vice President of Neuberger & Berman Agency, Inc. since 2000

Executive Management Committee

The Executive Management Committee, which was established in August 2002, is comprised of senior officers of Neuberger Berman and is responsible for overseeing the day-to-day management and operations of our firm. The members of the Executive Management Committee are Mr. Handwerker, Mr. Lane, Mr. Matza, Mr. Rivkin, Ms. Steiger and Mr. Sundman.

The Board of Directors Unanimously Recommends a Vote “FOR” the Election of the Nominees

PROPOSAL 2

APPROVAL OF 2003 NEUBERGER BERMAN INC. ANNUAL INCENTIVE PLAN

FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986,

AS AMENDED

The Board is seeking stockholder approval of the 2003 Neuberger Berman Inc. Annual Incentive Plan (the “Incentive Plan”) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) generally denies publicly held companies a tax deduction for compensation paid to certain of its highly compensated executive officers in excess of $1 million per year. If the stockholders approve the Incentive Plan, compensation paid thereunder will be exempt from the deduction limitations of Section 162(m). The Board has determined that the ability to deduct certain performance-based compensation payable pursuant to the Incentive Plan, which, either alone or when combined with other non-exempt compensation, may exceed the $1 million threshold in any given year, is in the best interest of stockholders. The Incentive Plan has not previously been submitted for stockholder approval. The Incentive Plan is substantially similar to the Company’s 1999 Annual Incentive Plan, which was in effect since October 1999. The following is a summary of the material terms of the Incentive Plan.

The Incentive Plan is a bonus plan designed to provide certain employees of the Company with incentive compensation based upon achievement of pre-established performance goals. The Incentive Plan is designed to comply with the performance-based compensation exemption from Section 162(m) of the Code.

The Incentive Plan provides for payment of incentive bonuses, in the form of either (i) cash, (ii) restricted stock or options (of equivalent value) awarded under the 1999 Neuberger Berman Inc. Long-Term Incentive Plan, restated as of July 26, 2000 (the “LTIP”), or (iii) a combination of cash and restricted stock or options to the extent that specified performance objectives for certain performance periods are met (such performance objectives and periods are described more fully below). The purpose of the Incentive Plan is to attract, retain, motivate and reward the best-qualified executive officers by providing them with the opportunity to earn competitive compensation directly linked to the Company’s performance.

The Incentive Plan is administered by the Compensation Committee of the Board of Directors. Executive officers of the Company and key employees of the Company or a subsidiary of the Company are eligible to participate in the Incentive Plan. The Compensation Committee has the authority to designate which eligible individuals will participate in the Incentive Plan (each, an “IP Participant”). The Compensation Committee may delegate its authority under the Incentive Plan except in cases where such delegation would disqualify compensation paid under the Incentive Plan intended to be exempt under Section 162(m) of the Code. There are five individuals eligible to participate in the Incentive Plan.

The Compensation Committee establishes the performance periods over which performance objectives will be measured. A performance period may be for a fiscal year or a multi-year cycle, as determined by the Compensation Committee (each, a “Performance Period”).

Within 90 days after each Performance Period begins (or such other date as may be required by Section 162(m)), the Compensation Committee will establish (a) the performance objective or objectives that must be satisfied for an IP Participant to receive a bonus for such Performance Period, and (b) the target incentive bonuses for each IP Participant. Performance objectives will be based on the relative or comparative achievement of one or more of the following criteria, as determined by the Compensation Committee: (i) earnings per share growth; (ii) growth in the Company’s revenues; (iii) growth in the Company’s assets under management; and (iv) relative investment performance of the Company’s mutual funds versus a peer group of respective funds.

As soon as practicable after the Performance Period ends, the Compensation Committee will determine (i) whether and to what extent any of the performance objectives established for such Performance Period have been satisfied, and (ii) for each IP Participant employed as of the last day of the Performance Period for which the bonus is payable, the actual bonus to which such IP Participant shall be entitled, taking into consideration the extent to which the performance objectives have been met and such other factors as the Compensation Committee may deem appropriate. No IP Participant may receive a bonus under the Incentive Plan, with respect to any fiscal year, in excess of $5 million. The Compensation Committee has absolute discretion to reduce or eliminate the amount otherwise payable to any IP Participant under the Incentive Plan and to establish rules or procedures that have the effect of limiting the amount payable to each IP Participant to an amount that is less than the maximum amount otherwise authorized as that IP Participant’s target incentive bonus. If there is a Change in Control of the Company (as defined in the Incentive Plan), the Board, as constituted immediately prior to the Change in Control, shall determine in its discretion whether the performance criteria have been met in the year in which the Change in Control occurs.

If an IP Participant dies or becomes disabled prior to the last day of a Performance Period, such IP Participant may receive an annual bonus equal to the maximum bonus payable to the IP Participant, pro-rated for the days of employment during the Performance Period. If an IP Participant is, for some other reason, not employed by the Company on the last day of the Performance Period for which the bonus under the Incentive Plan is payable, such IP Participant will not receive the bonus.

Payment of any bonus amount is made to IP Participants as soon as practicable after the Compensation Committee certifies that one or more of the applicable objectives has been attained, or, where the Compensation Committee will reduce, eliminate, or limit the bonus, as described above, the Compensation Committee determines the amount of any such reduction. The Compensation Committee determines whether any bonus payable under the Incentive Plan is payable in cash or in restricted stock or options (of equivalent value) awarded under the LTIP, or a combination thereof. The IP Participant does not have the right to elect the method of payment. To the extent the bonus will be payable in options or restricted stock (of equivalent value), the terms governing such awards will be governed by the LTIP, which is described in Proposal 3 of this Proxy Statement. Generally, options awarded under the LTIP have an exercise price that is equal to the closing price of the Company’s common stock on the day immediately preceding the granting of stock options; the options vest in five equal installments and expire on the tenth anniversary of the grant date.

The Board or the Compensation Committee may at any time amend, suspend, discontinue or terminate the Incentive Plan, subject to stockholder approval if such approval is necessary to maintain the Incentive Plan in compliance with Section 162(m), its successor provisions, or any other applicable law or regulation. Unless earlier terminated, the Incentive Plan will expire on December 31, 2007.

New Plan Benefits

Because the payment of bonus awards under the Incentive Plan is contingent upon the achievement of certain performance targets as of the end of a Performance Period, the Company cannot determine the amounts that will become payable for the fiscal year 2003 or in the future. The table below sets forth the amounts that would have been paid under the Incentive Plan for the Company’s 2002 fiscal year, based on the performance targets and award levels set for the Company’s 2003 fiscal year and on the Company’s actual performance for the 2002 fiscal year, as if the Incentive Plan had been in effect for the Company’s 2002 fiscal year.

Name and Position	Dollar Value ($)(1)
Jeffrey B. Lane President and Chief Executive Officer	2,500,000
Jack L. Rivkin Executive Vice President and Chief Investment Officer	1,750,000
Robert Matza Executive Vice President and Chief Operating Officer	2,000,000
Heidi L. Steiger	1,500,000
Executive Vice President
Peter E. Sundman	1,750,000
Executive Vice President

(1)	The amounts that can be earned under the Incentive Plan by these individuals for the 2003 fiscal year are higher than the amounts shown. The Compensation Committee has discretion to reduce bonus amounts payable (as it did in 2002) even if performance targets are met. The bonuses are payable in cash, restricted stock, options or a combination of the three.

The Board of Directors Unanimously Recommends a Vote “FOR” the Approval of the Incentive Plan

PROPOSAL 3

APPROVAL OF 1999 NEUBERGER BERMAN INC. LONG-TERM INCENTIVE PLAN

FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986,

AS AMENDED

The Board is seeking stockholder approval of the 1999 Neuberger Berman Inc. Long-Term Incentive Plan, restated as of July 26, 2000 (the “LTIP”), for purposes of Section 162(m) of the Code. Section 162(m) generally denies publicly held companies a tax deduction for compensation paid to certain of its highly compensated executive officers in excess of $1 million per year. Since the Company’s initial public offering (the “IPO”) of its common stock, par value per share $0.01 (the “Stock”), in 1999, the LTIP has been exempt from the provisions of Section 162(m) pursuant to a provision thereunder which exempts compensation paid pursuant to plans established prior to the date that a company’s stock becomes publicly held. This exemption will expire at the annual meeting of stockholders this year. If the stockholders approve the LTIP, certain performance-based compensation paid thereunder will continue to be exempt from the deduction limitations of Section 162(m). The Board has determined that the ability to deduct certain performance-based compensation payable pursuant to the LTIP, which, either alone or when combined with other non-exempt compensation, may exceed the $1 million threshold in any given year, is in the best interest of stockholders.

Equity-Based Awards

The LTIP provides for the grant of awards of stock options (“Options”), restricted stock, restricted units, incentive stock, incentive units, deferred shares, supplemental units, or any combination thereof (“Awards”) that relate to the Stock of the Company. Each Award is evidenced by a written agreement setting forth the terms of such Award. The purposes of the LTIP are (i) promoting the long-term financial success of the Company and materially increasing stockholder value by motivating superior performance by means of performance-related incentives, (ii) encouraging and providing for the acquisition of an ownership interest in the Company, and (iii) attracting and retaining the services of outstanding employees.

Shares of Stock Available

The Company has reserved 15,000,000 shares of Stock for issuance under the LTIP. As of February 28, 2003, approximately 7,021,031 shares of Stock were available for issuance under the LTIP. Any shares subject to an Award which is cancelled, terminated or otherwise settled without the issuance of any Stock will be available for future Awards under the LTIP. As of March 31, 2003, the market value of the Stock was $28.23. In the event of any stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar event affecting the Stock of the Company where an adjustment is required to preserve or prevent enlargement of benefits available under the LTIP, the Compensation Committee will equitably adjust any or all of (a) the number and kind of shares of Stock which thereafter may be awarded or optioned and sold under the LTIP (including, without limitation, adjusting the limits on the number and types of certain Awards that may be made under the LTIP), (b) the number and kinds of shares of Stock subject to outstanding Awards and (c) the grant, exercise, or conversion price with respect to any of the foregoing. In addition, the Compensation Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Stock subject to any Award shall always be a whole number.

Eligibility

Each Director, employee or prospective employee of, or any consultant or advisor to, the Company or any subsidiary is eligible to receive an Award under the LTIP. Such individuals who are designated by the Compensation Committee to receive an Award (an “LTIP Participant”) will become an LTIP Participant on the date he or she is so designated. There are approximately 1,270 individuals eligible to participate in the LTIP.

Administration

The LTIP is currently administered by the Compensation Committee of the Board of Directors, which consists entirely of Directors of the Company who are not employees of the Company. The Compensation Committee has the authority to determine the individuals to whom Awards may be granted, the type or types of Awards to be granted, and the terms and conditions of any and all such Awards. The Compensation Committee may delegate its authority under the LTIP except with respect to the Named Executive Officers or any individual whose compensation the Compensation Committee reasonably believes is or may become subject to Section 162(m) of the Code.

Description of Awards

Options

The LTIP allows for the grant of Options that are “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”) and Options that are “non-statutory stock options” (“NSOs”). The maximum number of shares of Stock with respect to which Options may be granted to any one individual in any calendar year was 1,000,000 for 1999. Since then, the maximum number has been and will remain 110% of the maximum permitted for the immediately preceding calendar year (the “Per-Person Maximum”). Each Option is evidenced by an Option agreement that specifies (a) the type of Option granted, (b) the number of shares of Stock to which the Option pertains, (c) the exercise price, (d) the period in which the Option may be exercised, and (e) such other terms not inconsistent with the LTIP as the Compensation Committee determines.

Unless otherwise determined by the Compensation Committee, Options granted pursuant to the LTIP shall have an exercise price that is not less than the “Fair Market Value” (as defined in the LTIP) of a share of Stock on the date the Option is granted.

Unless otherwise determined by the Compensation Committee, Options vest and become exercisable in three equal annual installments, beginning on the second anniversary of the date such Options are granted, subject to the LTIP Participant’s continuous employment with the Company or a subsidiary thereof from the date of grant through the applicable vesting date. No Option is exercisable for more than 10 years after the date on which it is granted.

The exercise price for Options may be paid by tendering cash or its equivalent or through any of the following procedures, as determined by the Compensation Committee: (a) by exchanging shares of Stock owned by the optionee (which are not the subject of any pledge or other security interest), (b) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Stock or (c) by any combination of the foregoing; provided, that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price. No shares of Stock shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Compensation Committee have been made to assure full payment of the exercise price therefor and any required withholding or other similar taxes or governmental charges. Upon such terms and conditions as the Compensation Committee may establish from time to time, an LTIP Participant may be permitted to defer the receipt of shares of Stock otherwise deliverable upon exercise of an Option.

The Compensation Committee may provide for the grant of reload Options in certain circumstances where shares of Stock are used to satisfy the exercise price for Options.

The Compensation Committee may at any time offer to purchase any outstanding Option held by an LTIP Participant for a payment in cash, based on such terms established by the Compensation Committee and communicated to the LTIP Participant at the time of the offer.

Restricted Stock and Restricted Units

The Compensation Committee may grant “Restricted Stock” and/or “Restricted Units” under such terms and conditions as it deems appropriate. “Restricted Stock” means an award of Stock that is forfeitable by the LTIP Participant until the completion of a specified period of future service or until otherwise determined by the

Compensation Committee in accordance with the terms of the LTIP. A “Restricted Unit” is a contractual right to receive Stock, or cash based on the Fair Market Value of Stock, that is forfeitable by the LTIP Participant until the completion of a specified period of future service or until otherwise determined by the Compensation Committee in accordance with the LTIP.

Unless otherwise determined by the Compensation Committee at or after the date of grant, Restricted Stock and Restricted Units will vest and become nonforfeitable, and the restricted period with respect to such Restricted Stock or Restricted Units will lapse, in three equal annual installments commencing on the second anniversary of the date of grant.

Incentive Stock and Incentive Units

The Compensation Committee may grant Incentive Stock or Incentive Units. Incentive Stock is an Award of Stock that is forfeitable until the achievement of certain specified performance goals (the “Performance Goals”) at which point the Stock fully vests and becomes non-forfeitable. Incentive Units are contractual rights to receive Stock, or cash based on the Fair Market Value of Stock, upon the achievement of certain specified Performance Goals. Incentive Stock and Incentive Units are generally subject to vesting over the course of a calendar year or multi-year circle as determined by the Compensation Committee (each, a “Performance Period”) and are subject to such other terms as the Compensation Committee deems appropriate.

Shortly after any Performance Period begins, the Compensation Committee will establish the Performance Goals for the applicable Performance Period that must be satisfied for an Award to become vested and nonforfeitable. The Performance Goals may be based upon one or more of the following business objectives, as determined by the Compensation Committee: (a) earnings per share on the Stock; (b) growth in revenue; (c) growth in assets under management; (d) increase in net income; (e) return on stockholders’ equity; (f) controlling expenses; and (g) relative performance versus a peer group of companies.

The Incentive Stock or Incentive Units vest upon the determination by the Compensation Committee that the Performance Goals for the applicable Performance Period have been attained. If the Performance Goals are not achieved by the end of the Performance Period, the Awards expire. The Compensation Committee may provide at the time of grant that in the event the Performance Goals are attained in part, a specified portion of the Award will vest and become nonforfeitable and the remaining portion shall be forfeited.

Deferred Share Awards

The Compensation Committee may allow eligible individuals to elect to receive all or a portion of their annual compensation in Deferred Shares. No shares of Stock will be issued at the time of election or award of Deferred Shares. The Company will establish a separate account for each LTIP Participant and will record in such account the number of notional Deferred Shares awarded to the LTIP Participant.

The Compensation Committee may, in its sole discretion, award a number of additional Deferred Shares (“Supplemental Units”) based on a percentage of the amount deferred as Deferred Shares.

The portion of each Award of Deferred Shares, together with any dividends credited with respect thereto, is fully vested at all times. Unless the Compensation Committee provides otherwise at or after the date of grant, any Supplemental Units, together with any dividends credited with respect thereto, vest in equal annual installments on each of the second, third, and fourth anniversary of the date the corresponding deferred amount would have been paid absent the LTIP Participant’s election to defer receipt thereof, subject to the LTIP Participant’s continuous employment with the Company or a subsidiary through such vesting date.

Unless the Compensation Committee determines otherwise, at or after the date of grant, an LTIP Participant shall receive, as of the date of such LTIP Participant’s termination of employment (or such other date as may be elected by the LTIP Participant in accordance with the rules and procedures established by the Compensation Committee) (a) one share of Stock for each Deferred Share credited to such Participant’s account and (b) one share of Stock for each Supplemental Unit that shall have become vested. The Compensation Committee may provide in the Award agreement applicable to any Deferred Shares or Supplemental Units that, in lieu of issuing shares of Stock, the Compensation Committee may direct the Company to pay to the LTIP Participant the cash value of such shares of Stock as of such payment date.

Dividends

Unless otherwise determined by the Compensation Committee at the time of grant for Restricted Stock, or at or after the date of grant, for Incentive Stock, LTIP Participants holding such Awards will receive currently all dividends with respect to such Awards. The Compensation Committee will determine whether and to what extent to credit dividends to the account of, or pay them currently to, recipients of Restricted Units, Incentive Units, Deferred Shares, or Supplemental Units.

Employment Termination

Unless otherwise determined by the Compensation Committee at or after the date of grant, if a Participant’s employment terminates due to the LTIP Participant’s death, “Disability” (as defined in the LTIP), early retirement with the Company’s consent, or “Normal Retirement” (as defined in the LTIP),

•	the LTIP Participant’s unvested Options immediately vest, and the LTIP Participant (or the LTIP Participant’s beneficiary or legal representative) may exercise any Options until the earlier of (a) the 12-month anniversary of such employment termination and (b) the date such Options would otherwise expire;

•	and such termination occurs during the restricted period covering such LTIP Participant’s Restricted Stock or Restricted Units, a pro rata portion of any shares of Stock related to such Award of Restricted Stock or Restricted Unit will become nonforfeitable, based upon the LTIP Participant’s service during the restricted period;

•	and such termination occurs during the Performance Period covering such LTIP Participant’s Incentive Stock or Incentive Units, a pro rata portion of any Incentive Stock or Incentive Units will vest and become nonforfeitable at the end of the Performance Period, which pro rata amount is based on the degree to which the Incentive Stock and/or Incentive Units would have vested had such LTIP Participant remained employed and the number of days actually employed during the Performance Period as compared to the total number of days during the Performance Period;

•	and such termination occurs during a Performance Period, such LTIP Participant’s Supplemental Units will become vested and nonforfeitable.

Unless otherwise determined by the Compensation Committee at or after the date of grant, if an LTIP Participant’s employment terminates for any reason other than a termination described above, all outstanding Options, Restricted Stock, Restricted Units, Incentive Stock, Incentive Units, and Supplemental Units are forfeited and cancelled as of the date of such termination of employment. If an LTIP Participant’s employment is terminated for “Cause” (as defined in the LTIP) (or if, following the date the LTIP Participant’s employment terminates, the Compensation Committee determines that circumstances existed such that the LTIP Participant’s employment could have been terminated for Cause), any Supplemental Units granted to such LTIP Participant, whether or not then vested, shall be forfeited and cancelled as of such date.

Change in Control, Accelerated Vesting and Payment

Subject to any assumption or substitution of Awards, as discussed more fully in the next paragraph, in the event of certain change in control events involving the Company, which are more specifically defined in the LTIP (a “Change in Control”), each Option will, at the discretion of the Compensation Committee, be canceled in exchange for a cash payment equal to any excess of the Change in Control price per share (as defined in the LTIP) over the exercise price for such Option, or become fully exercisable regardless of the Option’s vesting schedule, and all other Awards become nonforfeitable and immediately transferable or payable, as the case may be.

Notwithstanding the above, no cancellation, acceleration of exercisability, vesting, cash settlement, or other payment shall occur with respect to any Award if the Compensation Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award will be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award an “Alternative Award”), by an LTIP Participant’s employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must satisfy certain criteria.

Termination and Amendment of the LTIP

The Board of Directors at any time may terminate or suspend the LTIP, and from time to time may amend or modify the LTIP, provided, that no amendment, modification, or termination of the LTIP shall adversely affect any Award theretofore granted under the LTIP, without the consent of the LTIP Participant. Unless earlier terminated, the LTIP shall terminate on December 31, 2009.

Non-Transferability of Awards

Awards are not assignable or transferable except by will or the laws of descent and distribution, although the Compensation Committee may permit, on such terms as it may establish, the transfer of an Award to certain family members of an LTIP Participant or for certain estate planning purposes.

Withholding Taxes

The Company may deduct from all amounts paid to an LTIP Participant in cash (whether under this LTIP or otherwise) any taxes required by law to be withheld in respect of Awards under this LTIP. In the case of any Award satisfied in the form of shares of Stock, no shares shall be issued unless and until arrangements satisfactory to the Compensation Committee have been made to satisfy any withholding tax obligations applicable with respect to such Award. The Company has the right to retain, or the Compensation Committee may, subject to such terms and conditions as it may establish, permit LTIP Participants to tender, shares of Stock to satisfy the amount required to be withheld.

Federal Income Tax Consequences

The following is a brief discussion of the federal income tax consequences of Option Awards under the LTIP based on the Code. This discussion is not intended to be exhaustive and does not describe state or local tax consequences. None of the Company, the Board of Directors nor any member of the Board of Directors has any liability or responsibility to pay, or reimburse any LTIP Participant for the payment of any tax arising out of, or on account of, the issuance of shares of Stock to any LTIP Participant or the sale, transfer or other disposition of any shares of Stock acquired pursuant to the LTIP.

Incentive Stock Options

No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionholder, then (1) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee’s employer for federal income tax purposes.

If the Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and (2) the optionee’s employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a NSO.

For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability.

Non-Statutory Stock Options

With respect to NSOs, (1) no income is realized by the optionee when the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the Fair Market Value of the shares, if unrestricted, on the date of exercise, and the optionee’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

Options Transfers

Although Options are generally nontransferable, the following tax consequences apply if the Compensation Committee, in its sole discretion, allows for the transfer of a NSO.

If the transfer is for less than full and adequate consideration, unless the gift is an Annual Exclusion Gift (i.e., a gift that qualifies for the Gift Tax Annual Exclusion), or the individual has not used up his or her Lifetime Gift Exemption, the optionee will be making a taxable gift based on the value of the Option in the year the gift is complete. Gifts of Options are deemed complete when vested. Under the Gift Tax Annual Exclusion, each calendar year an individual can transfer up to $11,000 ($22,000 combined between the individual and his or her spouse) of cash and/or property per transferee free from any federal gift tax. Under the Lifetime Gift Exemption, in addition to an individual’s Annual Exclusion, an individual may transfer a certain amount of cash and/or property during his or her lifetime without paying any federal gift tax. This amount is currently $1 million. Optionees should consult with their tax advisor as to the amounts of the Gift Tax Annual Exclusion and Lifetime Gift Exemption for any year subsequent to 2003.

When the transferee exercises the Option, the optionee will realize ordinary income in the year of exercise equal to the excess (if any) of the Fair Market Value of the shares exercised over the Option exercise price paid by the transferee for such shares. It is unclear at this time what the tax results would be if the optionee is deceased at the time of the option exercise by the transferee.

Upon subsequent disposition of the shares by the transferee, the transferee will realize long-term or short-term capital gain (or loss), as the case may be, based on the difference between the sale price for the shares and the Fair Market Value of the shares when the Option was exercised.

New Plan Benefits

Because the grant of Awards under the LTIP is completely within the discretion of the Compensation Committee, the Company cannot forecast the benefits or amounts that may be granted under the LTIP in the future and has therefore excluded the tabular disclosure of such information. The number of Options granted under the LTIP in the last fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

The Board of Directors Unanimously Recommends a Vote “FOR” Approval of the LTIP

PROPOSAL 4

RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

Upon recommendation of the Audit Committee and subject to ratification by the stockholders, the Board of Directors has selected KPMG LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2003, and to perform such other services as may be required of KPMG LLP.

Stockholder ratification of the Board of Directors’ selection is not required. However, the Board considers it desirable to submit the selection of the independent auditors for stockholder ratification. If the stockholders do not ratify the selection of KPMG LLP as independent auditors, the Audit Committee and the Board will consider the selection of other independent auditors.

One or more representatives of KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

On April 22, 2002, the Board of Directors and the Audit Committee decided to no longer engage Arthur Andersen LLP (“Arthur Andersen”) as our independent public accountants and engaged KPMG LLP to serve as our independent auditors for 2002. Arthur Andersen’s reports on our consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen’s report on our consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the publication of our Annual Report on Form 10-K.

During the years ended December 31, 2001 and 2000, and through the date Arthur Andersen’s engagement terminated, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Arthur Andersen with a copy of the foregoing disclosures and Arthur Andersen sent a letter to us dated April 23, 2002 stating its agreement with such statements.

During the years ended December 31, 2001 and 2000, and through the date Arthur Andersen’s engagement terminated, we did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Board of Directors Unanimously Recommends a Vote “FOR” Ratification of

the Selection of KPMG LLP as our Independent Auditors for 2003

REPORT OF AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference in any such filing.

The Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2002.

The Committee discussed with KPMG LLP, our independent auditors for the fiscal year ended December 31, 2002, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as currently in effect.

The Committee has received from KPMG LLP the written disclosures and the letter regarding auditors’ independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Committee discussed with KPMG LLP that firm’s independence. Those materials described, among other matters, that firm’s performance of audit and non-audit services to the Company during 2002 and the fees paid in connection with audit and non-audit services. The Committee considered whether the provision of the non-audit services was compatible with maintaining that firm’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

KPMG LLP served as our independent auditors for the fiscal year ended December 31, 2002. The following is information about the services and the fees received by the firm.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were approximately $457,000.

Financial Information Systems Design and Implementation Fees

KPMG LLP did not render professional services to us for information technology services relating to financial information systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

The aggregate fees billed by KPMG LLP for services rendered to us, other than the services described above under “Audit Fees”, for the fiscal year ended December 31, 2002, were approximately $192,000. These fees primarily represented audit-related services associated with acquisition accounting and the issuance and sale of securities and tax services, and did not include any consulting services.

AUDIT COMMITTEE

Jon C. Madonna, Chair

Nathan Gantcher

David W. Glenn

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

Committee Responsibilities.    The Committee is responsible for oversight of executive compensation and succession planning for the Chief Executive Officer (“CEO”), members of the Executive Management Committee, all senior officers (Managing Directors and Senior Vice Presidents of the Company’s subsidiaries) and other managerial personnel. The Committee is directly responsible for the compensation decisions relating to the CEO and the four next most highly compensated executive officers (the “Named Executive Officers”), including restricted stock awards and stock option grants under the Company’s Long-Term Incentive Plan (“LTIP”). The members of the Committee are David W. Glenn, who serves as chair, Nathan Gantcher and Jon C. Madonna, all of whom are non-employee Directors of the Company.

Goal and Policies.    The Company’s compensation philosophy and policy are intended to attract and retain top managerial talent through the use of competitive compensation packages that seek to motivate superior performance and align the financial interests of management with those of stockholders of the Company. The program emphasizes performance-based pay over fixed salary and bases long-term pay on the performance of the Company’s stock. The Company informally monitors the compensation paid to senior executive officers in businesses comparable to the Company’s, as well as other companies it views as competitors in the market for executive talent in the financial services business. The Company seeks to provide compensation to its senior executive officers that is in line with the compensation paid by such other companies.

Total Compensation.    The elements of total compensation for the Company’s executive officers include cash compensation in the form of annual salary and annual bonus under the Company’s Annual Incentive Plan (the “Plan”), and, if deemed appropriate in any given year, equity compensation in the form of restricted stock of the Company and grants of stock options. The Committee retained the executive compensation-consulting firm Watson Wyatt & Company (“Watson Wyatt”) to advise it in the determination of a compensation package for the Named Executive Officers, certain other executive officers and employees, and the Board of Directors. Watson Wyatt made its recommendations to the Committee based on a study of the compensation paid to executives of companies they considered to be in the Company’s peer group.

Salary and Bonus.    Cash compensation is made up of base salary and an annual performance bonus. The Committee reviews the performance of a particular executive as a primary factor in determining the cash portion of his or her compensation. The salary and bonus of similarly situated senior executives at competing firms, the level of experience and the executive’s ability to increase stockholder value are also considered. In general, base salaries for executive officers are reviewed for appropriateness every year and a subjective determination is made with respect to changes thereto.

Based on the recommendations of Watson Wyatt, the overall performance of the Company and individual performance, the Committee made a subjective determination as to the 2002 bonus of the executive officers who are not Named Executive Officers. With respect to the Named Executive Officers, the Plan calls for specific performance objectives (“Performance Objectives”) to be established by the Committee for annual performance periods. Accordingly, the Committee established the 2002 Performance Objectives for the 2002 Performance Period, which ran from January 1, 2002 to December 31, 2002.

The 2002 Performance Objectives related to the Company’s performance as compared to its prior year performance with respect to earnings per share, revenues and assets under management. The Company’s earnings per share and revenues also were measured against the results of a peer group of companies and its assets under management were measured against certain stock indexes. Additionally, each of the Company’s mutual funds was compared to a peer group of respective funds. In each instance, the Committee selected the corporate peer group, the fund peer groups and the indexes.

The Committee determined that certain of the 2002 Performance Objectives were met, thus qualifying the Named Executive Officers for the payment of the targeted annual bonuses for 2002. However, for the second consecutive year, Mr. Lane recommended to the Committee that significantly lesser bonus amounts be awarded, based on the Company’s results of operations and recognizing the continuing difficult business environment that the Company has operated in during the last year. These factors led Mr. Lane to conclude that the top executives should again receive a smaller year-end bonus than the targeted amounts set by the Committee. The Committee accepted Mr. Lane’s recommendation and set the annual bonus for 2002 for each of the Named Executive Officers significantly lower than the targeted bonuses, despite the attainment of the 2002 Performance Objectives.

It is also noteworthy that the total cash compensation (which includes salary and bonus) of each Named Executive Officer has been declining since 2000. This decline is the result of recommendations by Mr. Lane and accepted by the Committee that the Company’s most senior executives receive lesser bonuses than the targeted amounts. In 2000, Mr. Lane recommended a ten percent reduction in bonuses for each of the Named Executive Officers and in 2001 and 2002, Mr. Lane recommended that significantly lesser amounts be awarded from the targeted bonuses. In particular, the bonuses (before the voluntary deferral under the LTIP to purchase restricted stock), which include cash and, this year, an award of restricted stock, were down significantly in 2002 compared to 2001 for each of the Named Executive Officers who are current employees of the Company.

Stock Options.    The Committee believes that the use of stock options to provide a performance incentive to senior executives and further link the interests of those individuals who lead the Company with those of the Company’s stockholders is crucial to the future success of the Company and the long-term creation of stockholder value. In order to reaffirm its commitment to good corporate governance practices, in light of the current environment, the Committee adopted a policy in January 2003 against lowering the exercise price of any outstanding Company stock options to effect a repricing.

The Committee made a discretionary grant of stock options to all of the executive officers in January 2002, in respect of the performance of these individuals in 2001. For the Named Executive Officers, the number of these options granted is shown in the Summary Compensation Table and Option Grants in 2002 table. At Mr. Lane’s recommendation, in recognition of the reduced level of compensation paid firm-wide this year, there were no discretionary stock option grants made to the executive officers in January 2003 in respect of 2002 performance. The Committee accepted that recommendation.

Reload options were granted to the executive officers as the result of the exercise on March 27, 2002 of certain of the reload options granted in March 2000. The option grant agreements for the reload options provide that upon exercise of the option the holder will receive reload options in an amount equal to the number of shares of Company stock surrendered to satisfy the exercise price and taxes in connection with the exercise. The provisions of the Company’s reload options are more fully described in footnote 1 to the Option Grants in 2002 table.

Restricted Stock.    The Company’s executive officers may voluntarily defer a portion of their annual bonus to purchase restricted shares of the Company’s stock on a pre-tax basis. The purchase is made at a twenty-five percent discount from the fair market value of the stock on the date of purchase. All of the executive officers (with the exception of Mr. Kassen) deferred a portion of their annual bonus to purchase restricted stock through the LTIP. For the first time this year, pursuant to the Plan, restricted stock was awarded under the LTIP to the executive officers as part of their year-end bonus. In prior years, the year-end bonus had been paid all in cash. The amount of cash bonus deferred this year, the dollar amount of the restricted stock award and the terms of the LTIP are described in greater detail in footnote 2 to the Summary Compensation Table.

Mr. Lane’s 2002 Compensation.    Mr. Lane’s $1 million base salary for 2002 was again left unchanged by the Committee from the prior year. This figure was arrived at, with the assistance of Watson Wyatt, based on the reported compensation of other chief executive officers of competitors in the Company’s peer group, the performance of the Company’s stock over the last year, and the performance of Mr. Lane personally. Mr. Lane’s 2002 annual bonus of $330,000 and restricted stock award of $270,000 were based on the attainment of specific goals set by the Committee. For the reasons indicated above, these amounts reflected a significant reduction from the targeted bonus as set by the Committee. Specifically, Mr. Lane’s 2002 total bonus of $600,000 (which includes the cash component of $330,000 plus the restricted stock component valued at $270,000) was down 40% from his 2001 bonus. The cash portion of his 2002 bonus was one-third of the cash bonus he received in 2001. Mr. Lane voluntarily elected to defer a portion of his cash bonus to be used to purchase shares of restricted stock under the LTIP. As a result, Mr. Lane received total cash compensation in 2002 of $1,064,011 and restricted stock valued at $624,652. The Committee granted Mr. Lane 200,000 options in January 2002, in respect of his performance in 2001. Additionally, as the result of the exercise of options in March 2002 with a reload feature, Mr. Lane was awarded 97,580 new reload options. The latter grant was made pursuant to the terms of the Company’s standard option grant agreement. Mr. Lane did not receive a discretionary grant of stock options in respect of his performance in 2002.

Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit on the tax deduction that a publicly-held company can take for compensation over $1,000,000 paid to certain “covered employees” (generally the CEO and the other four most highly compensated executive officers), unless the section’s requirements for performance-based compensation are met. The regulations under Section 162(m) provide an exemption for a period of time for compensation arrangements for a new publicly held company that existed prior to the time the company became publicly held (the “Private-to-Public Exemption”). All of the compensation earned and paid to the Named Executive Officers in 2002 was pursuant to compensation plans that existed prior to the date that the Company became publicly held. As a result, all compensation paid to the Named Executive Officers for 2002 was fully deductible by the Company. The Company’s Private-to-Public Exemption will expire this year, after the Company’s annual meeting of stockholders. As such, the Company has submitted two incentive compensation plans to the stockholders for a vote this year in order to exempt compensation payable under those plans from the Section 162(m) deduction limits. Although it is the Company’s current intention to maximize corporate tax deductions wherever feasible, the Company also recognizes that in the competition for top executive talent there may arise situations in which the consideration of factors in addition to deductibility are in the best interests of the Company and its stockholders. The plan submitted to the stockholders takes into account these considerations.

COMPENSATION COMMITTEE

David W. Glenn, Chair

Nathan Gantcher

Jon C. Madonna

Compensation Committee Interlocks and Insider Participation

The Compensation Committee members are not and never have been employees of the Company. In the last completed fiscal year, none of the executive officers of the Company served on the compensation committee of a board of directors or a full board of directors of another entity, where an executive officer of that entity served on the Company’s Board of Directors or its Compensation Committee.

Summary Compensation Table

The following table sets forth, for each of the last three fiscal years, information regarding the compensation of the Company’s Named Executive Officers.

		Annual Compensation(1)		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus(2) ($)	Restricted Stock Awards(2) ($)	Securities Underlying Options(3) (#)	All Other Compensation(4) ($)
Jeffrey B. Lane President and Chief Executive Officer	2002 2001 2000	1,000,000 1,000,000 1,000,000	64,011 600,015 1,300,029	624,652 533,314 672,293	297,580 102,910 750,000	89 89 99

Michael M. Kassen(5) Executive Vice President and Chief Investment Officer	2002 2001 2000	750,000 750,000 750,000	— 425,029 1,338,774	— 99,961 317,644	118,838 19,949 150,000	89 89 99

Robert Matza Executive Vice President and Chief Operating Officer	2002 2001 2000	500,000 500,000 500,000	152,000 500,022 620,004	502,332 333,305 376,500	206,514 59,837 450,000	89 89 13,699	(6)

Heidi L. Steiger Executive Vice President	2002 2001 2000	750,000 750,000 750,000	101,263 450,030 1,012,551	177,483 66,626 151,206	137,676 39,893 300,000	89 89 99

Peter E. Sundman Executive Vice President	2002 2001 2000	500,000 500,000 500,000	110,020 500,022 620,004	465,807 333,305 376,500	156,514 59,837 450,000	89 89 99

(1)	Amounts that would be included under “Other Annual Compensation”, if any, were below the threshold required for disclosure.

(2)

All of the Named Executive Officers (with the exception of Mr. Kassen in 2002) deferred a portion of their annual bonus to purchase Restricted Stock through the Company’s LTIP. The deferral of bonus is excluded from the Bonus column. The Restricted Stock awards are non-transferable and subject to forfeiture until vested. The Restricted Stock awards are subject to a “cliff” vesting three years after the purchase date, assuming the individual is still employed by the Company. The Restricted Stock was purchased on a pre-tax basis at a 25% discount from the fair market value of the Stock on the date of purchase. Under this arrangement, the fair market value of the Company Stock was determined to be the average closing price of the Stock as traded on the New York Stock Exchange for the ten days prior to the payment of the annual bonus. In 2002, Mr. Lane deferred $266,000, Mr. Matza deferred $163,000, Ms. Steiger deferred $11,250 and Mr. Sundman deferred $152,500. Also included in the Restricted Stock Awards column are amounts based on awards of Restricted Stock to the Named Executive Officers pursuant to the Company’s LTIP, in respect of 2002 performance. These awards vest according to a straight-line schedule over the next five years, assuming the individual is still employed by the Company. Mr. Lane received an award of $270,000, Mr. Matza received an award of $285,000, Ms. Steiger received an award of $162,500 and Mr. Sundman received an award of $262,500. The Named Executive Officers receive dividends with respect to the

Restricted Stock and have the right to vote during the vesting period. As of December 31, 2002, the end of the Company’s fiscal year, on an aggregate basis, Mr. Lane owned 24,932 shares of Restricted Stock valued at $834,973, Mr. Kassen owned 8,277 shares of Restricted Stock valued at $277,197, Mr. Matza owned 14,760 shares of Restricted Stock valued at $494,312, Ms. Steiger owned 4,379 shares of Restricted Stock valued at $146,653 and Mr. Sundman owned 14,760 shares of Restricted Stock valued at $494,312. These valuations are based on the closing price of the Company’s common stock on December 31, 2002. The shares of Restricted Stock acquired prior to the 3 for 2 stock split of August 16, 2001 are shown split-adjusted. The bonuses (which include both the cash portion and the value of the Restricted Stock award) of each Named Executive Officer were down significantly in 2002 versus 2001. Specifically, Mr. Lane’s bonus was down 40% ($600,000 vs. $1,000,000), Mr. Matza’s bonus was down 20% ($600,000 vs. $750,000), Ms. Steiger’s bonus was down 45% ($275,000 vs. $500,000) and Mr. Sundman’s bonus was down 30% ($525,000 vs. $750,000). Mr. Kassen retired from the Company on December 31, 2002, and was not awarded a 2002 bonus.

(3)	Options granted before the 3 for 2 stock split of August 16, 2001 are shown split-adjusted. The options granted to the Named Executive Officers in 2002 came from two sources: (1) a grant of new options in January 2002 in respect of 2001 performance; and (2) an automatic grant of reload options in March 2002 resulting from the exercise of options previously granted to them with a reload feature, made pursuant to the Company’s standard option grant agreement. For more information on the reload feature, see footnote 1 to the Option Grants in 2002 table.

(4)	The amounts in this column include the annual premium for $50,000 in term life insurance, with another $50,000 accidental death benefit, for each of the Named Executive Officers. This benefit is paid for by the Company for all full-time employees.

(5)	Mr. Kassen retired from the Company on December 31, 2002, and accordingly, he forfeited all unexercised options granted to him since 2000.

(6)	Of this amount, $13,600 is a contribution made to Mr. Matza’s account in the Neuberger Berman Profit Sharing and Pension Plan. Mr. Matza received a contribution from the Company pursuant to the terms of the plan that make eligible all employees who earn under $500,000 in salary and annual bonus. Mr. Matza became eligible for consideration of a contribution in April 2000, thereby excluding his salary prior to the date he became eligible and his 1999 annual bonus, paid in January 2000, in determining his eligibility. At his current compensation level, he has not been and will not be eligible for any future contributions from the Company under the plan.

Option Grants in 2002

The following table sets forth the number of options granted to the Named Executive Officers and the percentage the grants represent of all the options granted by the Company in 2002. The first grant of options for each Named Executive Officer (the “January Options”) was granted on January 28, 2002 in respect of 2001 performance. The second grant of options (the “Reload Options”) was automatically granted on March 27, 2002 as the result of the exercise of options granted in March 2000 that had a reload feature. No options were granted in January 2003 in respect of 2002 performance. The January Options have an expiration date 10 years from grant date, namely January 28, 2012. The Reload Options have the same expiration date as the options in the original grant, namely March 27, 2010. Both grants of options have a reload feature. The final column approximates the present value of these options using a statistical option-pricing model. No stock appreciation rights were granted in 2002.

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price Per Share ($/Sh)	Expiration Date	Grant Date Present Value(2) ($)
Jeffrey B. Lane	97,580	4.67	47.67	3/27/2010	786,612
	200,000	9.57	44.22	1/28/2012	2,516,438

Michael M. Kassen(3)	18,838	0.90	47.67	3/27/2010	151,856
	100,000	4.78	44.22	1/28/2012	1,258,219

Robert Matza	56,514	2.70	47.67	3/27/2010	455,570
	150,000	7.18	44.22	1/28/2012	1,887,329

Heidi L. Steiger	37,676	1.80	47.67	3/27/2010	303,714
	100,000	4.78	44.22	1/28/2012	1,258,219

Peter E. Sundman	56,514	2.70	47.67	3/27/2010	455,570
	100,000	4.78	44.22	1/28/2012	1,258,219

(1)	All options awarded in 2002 have a reload feature. The reload feature enables its holder, in certain circumstances, to receive an automatic grant of additional options (“reload options”) upon the exercise of existing options. Reload options are awarded to holders who are employees or Directors of the Company at the time the option is exercised and who surrender Company Stock which they have owned for at least six months issued under a Company plan or purchased on the open market, to cover the exercise price of their options or any withholding taxes due upon exercise. With the exception of the exercise price and the term that the reload option must be held prior to exercise, all of its provisions are the same as the option exercised, including the same expiration date. The reload option can be exercised when it has been held for at least six months. Reload options will be granted upon the exercise of options only if the fair market value of Company Stock exceeds the exercise price of the option by at least 20% at the time of exercise. The reload feature allows the holder to make up for the shares they used to pay the exercise price or had withheld for taxes—effectively maintaining, as closely as possible, the holder’s net equity position in the Company. Company Stock received from the exercise of an option is restricted from sale for: (i) two years if a reload option is received; or (ii) one year if no reload option is received.

(2)	The “grant date present values” were derived by application of the Black-Scholes option pricing model. The following assumptions were used in employing the model: the expected stock price volatility was calculated using the monthly closing prices of common stock of a peer group for the five years ended March 2002; the risk-free interest rate for each option grant was the yield, on the date of grant, of a U.S. Treasury Note as reported in The Wall Street Journal, with a maturity date equal to the expected term of the option; the expected dividend yield was based on the annualized dividend payout divided by the stock price on the date of grant; the options are exercisable after being held for six months, but exercise was assumed to occur approximately two years after the grant date; the values arrived at through this modeling were discounted by 18.13% to reflect the reduction in value of the options due to the two-year holding period applied to Company Stock obtained by exercise of the option as provided for by the Company’s standard option grant agreement.

(3)	As a result of Mr. Kassen’s retirement on December 31, 2002, he forfeited the options granted to him in 2002.

2002 Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth the number of shares acquired by each of the Named Executive Officers upon the exercise of options that vested on March 27, 2002, and the value realized from that exercise. The table also sets forth the number of securities underlying options held by the Named Executive Officers at the end of 2002 and the value of those options, based on the Stock’s closing price, on December 31, 2002.

	Number of Shares Acquired on Exercise(1)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(2) ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey B. Lane	150,000	4,144,253	—	850,490	—	6,052,500
Michael M. Kassen(3)	30,000	828,851	—	228,787	—	1,210,500
Robert Matza	90,000	2,486,552	—	536,351	—	3,631,500
Heidi L. Steiger	60,000	1,657,701	—	357,569	—	2,421,000
Peter E. Sundman	90,000	2,486,552	—	486,351	—	3,631,500

(1)	The number of shares acquired from option exercises before the 3 for 2 stock split of August 16, 2001 are shown split-adjusted. These shares represent the second 20% of the vesting of options granted in 2000. The remaining options granted in 2000 are subject to a straight-line vesting schedule over the next three years.

(2)	The closing price of the Company’s Stock on the New York Stock Exchange was $33.49 on December 31, 2002, the Company’s fiscal year-end. For each of the Named Executive Officers, there were two equal tranches of unvested, unexercised options that were in-the-money at fiscal year end. The exercise prices of the two tranches (split-adjusted) were $21.33 and $18.75, respectively. The remaining vested and unvested options were out-of-the-money.

(3)	As a result of his retirement on December 31, 2002, Mr. Kassen forfeited all remaining unexercised options granted to him, immediately following the effectiveness of his retirement.

Employment Agreements and Arrangements

We have entered into employment agreements with each individual who was a principal of Neuberger Berman, LLC and who continued to be actively employed following our IPO in October 1999. Mr. Lane, Mr. Matza, Mr. Sundman and Ms. Steiger, among others, have entered into such employment agreements. Each employment agreement had an initial term through December 31, 2000 but continued after December 31, 2000 with no set term. The employment agreement requires each such executive officer to devote his or her entire working time to the business and affairs of the firm. The agreement generally may be terminated at any time by either that executive officer or the firm on 90 days’ prior written notice. Each of these executive officers has also entered into a Non-Competition Agreement. See “Certain Relationships and Related Transactions—Non-Competition Agreements” (page 34).

The employment arrangements for Mr. Rivkin, pursuant to which he serves as Chief Investment Officer of Neuberger Berman, LLC and oversees and supervises the firm’s Research and Research Sales Departments, are set forth in a letter dated August 2002. The letter provides that Mr. Rivkin is considered an employee at will. However, his salary and bonus arrangements are guaranteed under certain circumstances through December 31, 2003.

STOCK PRICE PERFORMANCE GRAPH

The following graph sets forth the performance of an investment in the Company’s Stock from October 7, 1999, the date of the Company’s IPO, through December 31, 2002. It compares such performance with an investment in the S&P 500 Index and an investment in the S&P Financial Index over the same period.

The graph assumes $100 was invested on October 7, 1999 in each of the Stock, the S&P 500 Index and the S&P Financial Index and the reinvestment of dividends on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar have been adjusted to reflect a 3 for 2 stock split that occurred on August 16, 2001.

The performance shown in the graph represents past performance and should not be considered an indication of future performance.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning our Long-Term Incentive Plan, Employee Stock Purchase Plan, Wealth Accumulation Plan and Directors Stock Incentive Plan as of the end of our most recently completed fiscal year. The Company’s Employee Defined Contribution Stock Incentive Plan is not reflected in the table below because (i) there is no limit to the number of securities that can be granted pursuant to such plan and thus no definitive number of securities remaining available for future issuance and (ii) all of the previously granted securities thereunder were granted in the form of Restricted Stock and thus there are no options, warrants or rights outstanding under the plan. The Company’s stockholders have not approved the Employee Defined Contribution Stock Incentive Plan and thus a narrative description of the plan is provided below.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	5,514,842	33.71	8,239,690
Equity compensation plans not approved by stockholders(2)	99,738	37.99	1,381,943

TOTAL	5,614,580	33.79	9,621,633	(3)

(1)	The Company’s stockholders have approved the Long-Term Incentive Plan and Employee Stock Purchase Plan.
(2)	The Company’s stockholders have not approved the Wealth Accumulation Plan and Directors Stock Incentive Plan.
(3)	All of our equity compensation plans allow for the issuance of securities other than through the exercise of an option, warrant or right. Under the Long-Term Incentive Plan, Employee Stock Purchase Plan, Wealth Accumulation Plan and Directors Stock Incentive Plan, up to 7,580,068, 659,622, 1,203,888, and 178,055 shares, respectively, may be issued in the form of Restricted Stock (in each case, the remaining number of shares available under the plans).

The following is a description of the material provisions of the Company’s equity compensation plans that have not been approved by stockholders:

Wealth Accumulation Plan

General.    The primary purpose of the Wealth Accumulation Plan (“WAP”) is to provide certain employees of the Company with an opportunity to defer income and purchase the Company’s Stock at a discount on a pre-tax basis through the deferral of commissions or all or a portion of their year-end bonus, subject to certain limitations. The Stock purchased is nontransferable and subject to forfeiture, in certain situations, for a three-year period (“Restricted Stock”). The WAP is not subject to the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) and is not qualified under Section 401(a) of the Code. The Company reserved 1,500,000 shares of Stock for issuance under the WAP, adjusted for the 3 for 2 stock split that occurred on August 16, 2001.

Administrative Matters.    The WAP is generally administrated by the Executive Committee of the Board of Directors of the Company or such other person or persons to whom the Executive Committee may delegate its authority from time to time (the “Administration Committee”). The Administration Committee, subject to the provisions of the WAP, has the authority to make rules and regulations for the administration of the WAP, and to construe and interpret the WAP.

Eligibility.    Employees of the Company are eligible to participate if they are customarily employed by the Company for at least 20 hours per week. Employees of the Company who customarily work less than 20 hours per week may participate if their compensation exceeds $100,000 per year.

Participation.    An eligible employee may become a participant in the WAP (a “WAP Participant”) by making an election to defer part of such employee’s compensation to be used to purchase shares of Restricted Stock. Employees who are primarily compensated on a salary and bonus basis (“Bonus Employees”) may elect to defer up to 100% of their bonus (not to exceed the lesser of (i) 20% of total annual compensation or (ii) $500,000 per year). Employees who are primarily compensated on a commission basis (“Commission Employees”) may elect to defer up to 20% of their commissions (not to exceed $500,000 per year).

Hardship Withdrawal.    Although each deferral election is generally irrevocable, a WAP Participant may, on account of a financial hardship, apply to the Company’s Profit Sharing Committee for a (i) withdrawal of the amounts held by the Company pending the purchase of Restricted Stock and (ii) the revocation of any amounts not yet deferred but subject to a deferral election.

Purchase of Restricted Stock.    The per share purchase price for the Restricted Stock is 75% of the fair market value of one share of Stock on the respective bonus or commission payment date. For purposes of the WAP, the fair market value of the Stock on any date is the average closing price of the Stock on the New York Stock Exchange over the ten trading days immediately preceding such date.

Terms and Conditions of Restricted Stock.    The Restricted Stock purchase by any WAP Participant is nontransferable for a period of three years from the regular payment date of the bonus or commission subject to deferral (the “Restricted Period”). Moreover, during the Restricted Period, the Restricted Stock is subject to forfeiture upon the voluntary termination of employment with the Company by the WAP Participant or the termination of the WAP Participant’s employment with the Company by the Company for Cause (as defined in the WAP). At the end of the Restricted Period, provided the WAP Participant is still actively employed by the Company, the forfeiture provisions of the Restricted Stock lapse and the Restricted Stock becomes fully transferable.

Voting of Shares; Dividends.    All shares of Restricted Stock held by the Company during the Restricted Period or thereafter in a WAP Participant’s account are voted by the WAP Participant. Dividends accruing on shares of Restricted Stock held by the Company or in a WAP Participant’s account are paid to such WAP Participant in the normal course as if such WAP Participant held the shares.

No Stockholder Rights.    A WAP Participant has no rights as a stockholder with respect to shares of Restricted Stock to be purchased until such shares are purchased and the WAP Participant becomes a holder of record of such shares.

Amendment, Term and Termination.    The Board of Directors may at any time and for any reason terminate or amend the WAP. The WAP does not have a stated term.

Directors Stock Incentive Plan

General.    The Company has adopted a Directors Stock Incentive Plan (“DSIP”) for members of the Board who are not employees of the Company. Directors who are employees of the Company are not eligible to participate in the DSIP. A maximum of 300,000 shares (adjusted for the 3 for 2 stock split that occurred on August 16, 2001) may be issued under the DSIP, subject to appropriate adjustments in the event of certain corporate transactions, including reorganizations, stock dividends and stock splits.

Administrative Matters.    The Board of Directors administers the DSIP. Options awarded under the DSIP will generally not be assignable or transferable other than by will or by the laws of descent and distribution. The Board of Directors may permit a Director to defer the receipt of shares he or she might otherwise receive upon exercise of an option, upon such terms and conditions as the Board determines appropriate.

Discretionary Awards.    The Board of Directors may award an eligible Director shares of Stock or options to purchase shares of Stock, which, in each case, may be fully vested at the time of grant or may be subject to such vesting or other restrictions, and having such other terms and conditions, as the Board determines appropriate.

Deferred Compensation.    The DSIP permits an eligible Director to elect to defer receipt of all or any part of his or her annual retainer fee payable with respect to a calendar year following the year in which the election is made. A Director who elects to defer fees will be credited with a number of “phantom” shares of Stock equal to the amount of the deferred fee divided by the fair market value per share of Stock on the date the fee would otherwise have been payable (rounded to the nearest 100th of a share).

A Director who elects to defer any portion of his or her fees will also elect whether (i) the aggregate amounts credited will be distributed wholly in cash, in the greatest number of whole shares of Stock (with any fractional interest payable in cash) or a combination of cash and whole shares, (ii) the distribution will commence immediately following the date he or she ceases to be a Director or on the first business day of any calendar year following the calendar year in which he or she ceases to be a Director and (iii) the distribution will be in one lump-sum payment or in such number of annual installments (not to exceed ten) as he or she may designate. A Director may also elect to receive a distribution of all or any portion of the amounts with which he or she has been credited as of a date at least one full year after the date when he or she initially elected to defer fees, but any Director who does so will cease to be eligible to make any additional deferrals for the two immediately following calendar years.

Dividends.    If any dividends other than stock dividends are paid on the Stock, the Director will be credited with additional phantom shares of Stock equal to the dividend that would have been paid on the Director’s phantom shares divided by the fair market value per share of Stock on the dividend payment date.

No Stockholder Rights.    A Director to whom phantom shares of Stock have been credited will have only the rights of a general unsecured creditor of the Company and will have no rights as a stockholder of the Company with respect to phantom shares with which he or she has been credited until the Stock underlying the phantom shares is delivered.

Amendment, Term and Termination.    The DSIP may be amended or terminated by the Board of Directors; however, no amendment or termination of the plan may adversely affect the rights of any Director participating in the DSIP without his or her consent. The DSIP does not have a stated term.

Employee Defined Contribution Stock Incentive Plan

General.    The Employee Defined Contribution Stock Incentive Plan (“DCP”) is the plan under which the Company awarded shares of Stock to certain employees when the Company went public in 1999. The DCP is not intended to be qualified under Section 401(a) of the Code, and is not subject to ERISA. The Company made an initial irrevocable contribution to the Employee Defined Contribution Stock Incentive Plan Trust (the “Trust”), the trust underlying the DCP, of 6,396,516 shares of Stock at the completion of the Company’s IPO, adjusted for the 3 for 2 stock split that occurred on August 16, 2001.

Administrative Matters.    The DCP is administered by the Board of Directors or the Board’s Compensation Committee, which may delegate its authority. All determinations by the Board of Directors or the Compensation Committee under the DCP are conclusive and binding.

Allocation of Contributions.    An account in the name of each participant (“DCP Participant”) and a separate, unallocated account to which any forfeitures of Stock are credited pending reallocation to participants was established. The Compensation Committee designated the number of shares of Stock allocable to the account of each DCP Participant.

Voting of Stock.    All shares of Stock in the Trust are generally voted by the trustee in accordance with the instructions of the DCP Participants to whom shares have been allocated.

Dividends.    Any cash dividends on shares of Stock allocated to a DCP Participant’s account are distributed to each DCP Participant after the end of the calendar quarter in which such dividend is received.

Vesting and Distribution.    With respect to the initial contribution of Stock to the DCP, the right to receive shares of Stock allocated to a DCP Participant’s account generally become vested, and the Stock generally is distributable, in three equal installments on each of the second, third and fourth anniversaries of the date of contribution if the DCP Participant satisfies certain conditions and the DCP Participant’s employment with the Company has not been terminated, with certain exceptions for termination due to death or following a change in control.

With respect to contributions to the DCP other than the initial contribution, the Compensation Committee has the discretion to make a new grant of Stock (or cash) and may determine the dates on which the right to receive Stock (or cash) allocated to a DCP Participant’s account will vest and be distributable. During 2002, the Company made an irrevocable non-cash contribution of 5,377 shares of Stock to the Trust.

Amendments.    Subject to limitations with respect to contributions previously made to the DCP, the Board of Directors or the Compensation Committee may modify, alter, amend or terminate the DCP or the Trust. No modification or amendment of the DCP may be made which would cause or permit any part of the assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of DCP Participants or their beneficiaries, or which would cause any part of the assets of the Trust to revert to or become the property of the Company.

Change in Control

If the Board of Directors declares that a “change in control” of the Company has occurred (as defined in the plan documents for each plan discussed above), all outstanding awards under these plans will become fully vested and any restrictions or limitations will lapse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of certain transactions among our firm and our Directors, executive officers and principal stockholders:

The Exchange and Initial Public Offering.    Our firm is a holding company for Neuberger Berman, LLC and Neuberger Berman Management Inc., through which it primarily conducts its business. Until October 1999, Neuberger Berman, LLC and Neuberger Berman Management Inc. were wholly owned by the individuals who were principals of Neuberger Berman, LLC, and their family affiliates.

Prior to the completion of the IPO of our shares in October 1999, these principals and their family affiliates engaged in a series of transactions with us (the “Exchange”) in which they received shares of our Stock in exchange for their shares of Neuberger Berman Management Inc. and their limited liability company interests in Neuberger Berman, LLC. Immediately following the Exchange, these principals and their family affiliates were our sole stockholders.

Thereafter, we and most of these principals and their family affiliates sold shares of our Stock in an IPO. Immediately following the offering, those principals who continued to be actively employed by the firm and their family affiliates held approximately 72.3% of the Stock. In addition, in connection with the offering, shares of the Stock were awarded under the firm’s DCP to substantially all of our employees other than principals. Immediately following the offering, these employees owned approximately 8.5% of our Stock. The principals and their family affiliates have agreed to indemnify our firm for taxes imposed on or with respect to Neuberger Berman, LLC or Neuberger Berman Management Inc. for periods prior to the completion of the Exchange. Our firm has agreed to pay to the principals and their family affiliates any tax refunds received in respect of these prior periods.

Stockholders Agreement.    The individuals who were principals of Neuberger Berman, LLC, their family affiliates and our firm have entered into a Stockholders Agreement that governs transfers and voting of the shares of Stock received by the principals and family affiliates in the Exchange (“Founder Shares”).

Transfer Restrictions.    The Stockholders Agreement prohibits any transfers of Founder Shares by the individuals who were principals or their family affiliates prior to January 1, 2002, except in limited circumstances noted below. Thereafter, they may transfer their Founder Shares only as follows:

(a) (1)    In each calendar year beginning on January 1, 2002, they may transfer in the aggregate up to 10% of the aggregate number of Founder Shares initially received by them in the Exchange (plus, in 2002, a number of Founder Shares equal to the amount, if any, by which 15% of the aggregate number of Founder Shares initially received by them in the Exchange exceeds the aggregate number of Founder Shares sold by them in the IPO).

(2)    Founder Shares eligible to be transferred in any calendar year but not transferred may be transferred at any time thereafter without restriction.

(3)    Notwithstanding (1) and (2) above, during the three years following the date on which a former principal’s employment with Neuberger Berman terminates (the “Employment Termination Date”), that former principal and his or her family affiliates may not transfer any Founder Shares other than their Founder Shares that were eligible to be transferred but were not transferred before the Employment Termination Date.

(b)    Notwithstanding paragraph (a) above, each former principal and his or her family affiliates must at all times continue to hold at least 30% of the aggregate number of Founder Shares initially received by them in the Exchange until the third anniversary of the former principal’s Employment Termination Date.

Notwithstanding paragraphs (a) and (b) above, if a former principal’s Employment Termination Date occurs prior to January 1, 2003 for any reason other than death, disability or termination by the firm without cause, that principal and his or her family affiliates may not transfer any Founder Shares prior to January 1, 2007. On and after January 1, 2007, that former principal and his or her family affiliates may in any calendar year transfer in the aggregate a maximum of 20% of the aggregate amount of Founder Shares held by them on the principal’s Employment Termination Date. The number of Founder Shares eligible for transfer in any one calendar year but not transferred may be added to the number otherwise eligible to be transferred in any future year.

Notwithstanding the foregoing, if a former principal’s employment with the firm terminates due to disability or death, the principal (or his or her estate) and his or her family affiliates may transfer their Founder Shares without restriction.

In addition, our Board of Directors (or a body designated by the Board of Directors) has the authority to make exceptions to any or all of the transfer restrictions contained in the Stockholders Agreement and may permit or cause other persons to become party to the agreement.

Voting.    Prior to any vote of our stockholders, the Stockholders Agreement provides for a separate, preliminary vote of the former principals continuing in Neuberger Berman’s employ and their family affiliates (and any additional stockholders who have agreed to vote their shares of our Stock in accordance with the Stockholders Agreement) on each matter upon which a vote of the stockholders is proposed to be taken. In this preliminary vote, the participating stockholders may vote all of the shares currently owned by them in such manner as each may determine in his, her or its sole discretion. Each must then vote all of their Founder Shares in accordance with the vote of the majority of the shares of our Stock held by all stockholders subject to the preliminary voting requirement. Each former principal and family affiliate has granted our corporate Secretary (or other officer designated by the Secretary) an irrevocable proxy to vote his, her or its Founder Shares in order to give effect to the voting provisions. Former principals and their family affiliates are no longer required to vote in accordance with a preliminary vote under the Stockholders Agreement after the former principals’ Employment Termination Date.

Call Right.    The Stockholders Agreement provides that we may repurchase the Founder Shares of a former principal and his or her family affiliates if the principal engages in “Harmful Activity” at any time during his or her employment or during the first three years after leaving. “Harmful Activity” includes: soliciting or accepting business from any financial intermediary (or any employee of a financial intermediary) with which the principal had business contact during the year prior to his or her departure (or, in the case of an action taken during employment, during the prior year); employing or soliciting for employment employees or consultants of the firm; using (other than in seeking new employment) the investment performance record of any mutual fund or client account with which the principal was associated during his or her employment; using or disclosing confidential information of the firm; and publicly disparaging the firm or its former principals. If our Board of Directors (or a body designated by the Board of Directors) determines in good faith that a former principal has engaged in Harmful Activity, we may purchase from that principal the excess of the number of Founder Shares received by the former principal and his or her family affiliates in the Exchange over the number of Founder Shares that the principal and his or her family affiliates could have transferred prior to the date on which the principal initially engaged in Harmful Activity. If a former principal does not hold sufficient Founder Shares, we may purchase Founder Shares from his or her family affiliates pro rata in accordance with their then current holdings. The purchase price of any Founder Shares we purchase in this manner will be $1.33 per share.

Transfer Administration and Distributions.    The certificates representing the Founder Shares beneficially owned by each former principal and family affiliate are registered in the name of the firm or its nominee and held in the firm’s custody at its principal office. During any period in which we are in dispute with any former principal regarding his or her obligations under the Stockholders Agreement, the Exchange Agreement or the Non-Competition Agreement, we will not release for transfer any Founder Shares of that principal or his or her family affiliates or distribute to them any dividends or distributions received in respect of their Founder Shares.

Amendments and Term.    The Stockholders Agreement may be amended by our Board of Directors (or a body designated by the Board of Directors), provided that any amendment (other than any amendment to cure any ambiguity in the agreement) that materially adversely affects the former principals or family affiliates (or any group of former principals or family affiliates) must be approved by the former principals and family affiliates holding a majority of the Founder Shares then subject to the agreement. The agreement will terminate on the earlier to occur of (i) the first date on which there are no former principals or family affiliates who remain bound by its terms and (ii) the date on which our firm agrees with former principals and family affiliates who are then bound by its terms to terminate the agreement.

Non-Competition Agreements.    The former principals of Neuberger Berman, LLC, including, among others, Mr. Lane, Mr. Matza, Mr. Sundman and Ms. Steiger, have also each entered into a Non-Competition Agreement, in which they have agreed: not to compete with the firm while they are employed by the firm or during the three years following their Employment Termination Date; and to take all actions (before or after their Employment Termination Date) reasonably requested by our Board of Directors (or a body designated by the Board of Directors) to maintain the business, goodwill and business relationship with any of the firm’s clients with whom he or she worked during the term of his or her employment. The obligation not to compete does not apply to a principal who is terminated by the firm without cause.

Legal Services.    The law firm of Willkie Farr & Gallagher provides legal services to our firm and its affiliates. Mr. Nusbaum, a Director of our firm, is Chairman and a partner of Willkie Farr & Gallagher.

Ordinary Course of Business.    To the extent permitted by the Sarbanes-Oxley Act of 2002, executive officers and Directors of the Company and their associates from time to time may be or may have been indebted to the Company or its subsidiaries under lending arrangements offered by those companies to the public under which such persons may be or may have been indebted to Neuberger Berman, LLC, as customers, in connection with margin account loans. Such indebtedness is in the ordinary course of business, is on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve a more than normal risk of collectibility or present other unfavorable features. In addition, such executive officers, Directors and associates may engage in transactions in the ordinary course of business involving other goods and services provided by the firm, such as investment and trust services, on terms similar to those extended to employees of the firm generally.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our firm’s executive officers, Directors and persons who beneficially own more than 10% of the Stock to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Stock. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based upon our records and other information, we believe that in 2002 our Directors and executive officers met all applicable SEC filing requirements, except for the one instance described as follows. In October 2002, Matthew S. Stadler, a Senior Vice President and our Chief Financial Officer, exercised 600 options under the LTIP by surrendering stock to cover the exercise price and withholding taxes due upon exercise. As a consequence of an inadvertent administrative error, the Form 4 reporting this exercise was filed late.

FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS BY STOCKHOLDERS

Stockholders who intend to present a proposal at the 2004 annual meeting and wish to have that proposal included in the proxy statement for that annual meeting must submit the proposal in writing to our corporate Secretary at the address below. Such submission must be received no later than December 19, 2003, and must comply with rules of the SEC regarding the inclusion of stockholder proposals in proxy statements.

In addition, in order to be properly brought before the 2004 annual meeting by a stockholder, written notice of a matter must be received by our corporate Secretary at the address below no earlier than January 22, 2004 and no later than February 21, 2004. The notice must set forth as to each matter that the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting, (2) the reasons for conducting such business at the meeting, (3) any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made, (4) the name and address of such stockholder and beneficial owner, and (5) the class and number of shares of Stock of the Company owned beneficially by such stockholder and beneficial owner.

Stockholders who intend to nominate persons for election to the Board of Directors at the 2004 annual meeting must give written notice to our corporate Secretary at the address below no earlier than January 22, 2004 and no later than February 21, 2004. The notice must set forth, as to each nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement and to serving as a Director if elected. Such notice must also include, as to such stockholder making the nomination (1) the name and address of such stockholder and (1) the class and number of shares of Stock of the Company owned beneficially by such stockholder.

All notices should be sent to Kevin Handwerker, Secretary, Neuberger Berman Inc., 605 Third Avenue, New York, NY 10158.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented at the annual meeting. However, if other matters properly come before the meeting, the people named in the proxy card intend to take such action in their discretion.

COST OF ANNUAL MEETING AND SOLICITATION

We pay the entire cost of the annual meeting and of soliciting proxies from the stockholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by our Directors, officers or regular employees, who will not receive additional compensation for such solicitation but may be reimbursed for their reasonable out-of-pocket expenses. The Company has engaged the firm of Georgeson Shareholder Communications Inc. to assist the Company in the solicitation of proxies. The Company has agreed to pay that firm a fee of $6,500 plus reasonable and approved out-of-pocket expenses for its services. We also intend to make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of Stock and reimburse such brokerage firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

VOTING BY TELEPHONE OR THE INTERNET

You may vote your shares by mail, by telephone or using the Internet. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

Unless otherwise printed on your proxy card, votes submitted by telephone or the Internet must be received by 5:00 P.M., Eastern Standard Time, on May 20, 2003. Submitting your vote by telephone or using the Internet will not affect your right to vote in person if you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that the voting instructions have been properly recorded. Stockholders voting using the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

ADDITIONAL INFORMATION ABOUT US

We will provide a free copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to any stockholder of record or beneficial owner at the close of business on March 31, 2003. Requests should be in writing to our corporate Secretary at the address on the cover page of this Proxy Statement.

The principal executive offices of our firm are located at 605 Third Avenue, New York, New York 10158, and our telephone number is (212) 476-9000.

By Order of the Board of Directors,

Kevin Handwerker

Secretary

NEUBERGER BERMAN INC.

605 Third Avenue

New York, New York 10158

Appendix A

2003 NEUBERGER BERMAN INC.

ANNUAL INCENTIVE PLAN

ARTICLE I.

PURPOSES

The purposes of the 2003 Neuberger Berman Inc. Annual Incentive Plan (the “Plan”) are to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company’s performance.

ARTICLE II.

DEFINITIONS

2.1.    Definitions.    Unless the context requires otherwise, or otherwise defined in this Plan, capitalized terms used herein shall have the respective meanings set forth below:

“Board” shall mean the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(a)  the members of the Board at the beginning of any consecutive twenty-four calendar month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

(b)  any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Act”), but excluding the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary becomes the “beneficial owner” (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(c)  the stockholders of the Company shall approve a definitive agreement (i) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction or (ii) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; provided, in each case, that such transaction shall have been consummated; or

(d)  the purchase of Common Stock pursuant to any tender or exchange offer made by any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, any Subsidiary, or an employee benefit plan of the Company or any Subsidiary, for 50% or more of the Common Stock of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Committee” means the Compensation Committee of the Board.

“Company” shall mean Neuberger Berman Inc.

“Covered Employee” shall have the meaning set forth in Section 162(m).

“Participant” shall mean (i) each executive officer of the Company and (ii) each other key employee of the Company or a Subsidiary whom the Committee designates as a participant under the Plan.

“Performance Period” shall mean each fiscal year or multi-year cycle as determined by the Committee.

“Plan” shall mean the 2003 Neuberger Berman Inc. Annual Incentive Plan, as set forth herein and as may be amended from time to time.

“Section 162(m)” shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (including any proposed regulations).

“Subsidiary” shall mean any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

2.2.    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III.

ADMINISTRATION

The Committee shall administer and interpret the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any award intended to be qualified as performance-based compensation under Section 162(m) to fail to so qualify. The Committee shall establish the performance objectives for any Performance Period in accordance with Section 4 and certify whether and to what extent such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct. The Committee may delegate its authority under this Plan; provided that the Committee shall in no event delegate its authority with respect to the compensation of the Chief Executive Officer of the Company, the four most highly compensated executive officers (as determined under Section 162(m) and regulations thereunder) of the Company and any other individual whose compensation the Board or Committee reasonably believes may become subject to Section 162(m).

ARTICLE IV.

BONUSES

4.1.    Performance Criteria.    Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such Performance Period. Any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) earnings per share growth; (ii) growth in the Company’s revenue; (iii) growth in the Company’s assets under management; and (iv) relative investment and/or financial performance versus a peer group of companies.

4.2.    Target Incentive Bonuses.    Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish target incentive bonuses for individual Participants.

4.3.    Maximum Amount Payable.    As soon as practicable after the Performance Period ends, the Committee shall determine (i) whether and to what extent any of the performance objectives established for the relevant Performance Period under Section 4.1 have been satisfied and (ii) for each Participant who is employed by the Company or one of its Subsidiaries on the last day of the Performance Period for which the bonus is payable, the actual bonus to which such Participant shall be entitled, taking into consideration the extent to which the performance objectives have been met and such other factors as the Committee may deem appropriate. Any provision of this Plan notwithstanding, in no event shall any Participant receive a bonus in respect of any fiscal year of the Company in excess of $5 million.

4.4.    Negative Discretion.    Notwithstanding anything else contained in Section 4.3 to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4.3 based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4.3.

4.5.    Death or Disability.    If a Participant dies or becomes disabled prior to the last day of the Performance Period for which the bonus is payable, such Participant may receive an annual bonus equal to the maximum bonus payable to such Participant under the preceding sentence multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the Participant’s death or disability occurs prior to and including the date of the Participant’s death or disability and the denominator of which is the total number of days in the Performance Period or such other amount as the Committee may deem appropriate.

4.6.    Change in Control.    In the event of a Change in Control, the Board (as constituted immediately prior to the Change in Control) shall, in its sole discretion, determine whether and to what extent the Performance Criteria have been met for the year in which the Change in Control occurs.

ARTICLE V.

PAYMENT

5.1.    In General.    Except as otherwise provided hereunder, payment of any bonus amount determined under Article 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained or, in the case of any bonus payable under the provisions of Section 4.4, after the Committee determines the amount of any such bonus.

5.2.    Form of Payment.    The Committee shall determine whether any bonus payable under this Plan is payable in cash, or in restricted stock or options (of equivalent value) awarded under the 1999 Neuberger Berman Inc. Long-Term Incentive Plan (as amended from time to time), or any combination thereof.

ARTICLE VI.

GENERAL PROVISIONS

6.1.    Effectiveness of the Plan.    The Plan shall be effective with respect to calendar years beginning on or after January 1, 2003 and ending on or before December 31, 2007, unless the term hereof is extended by action of the Board, provided, however, that no such extension shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

6.2.    Amendment and Termination.    Notwithstanding Section 6.1, the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant in respect of any calendar year which has already commenced and no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as under Section 162(m).

6.3.    Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

6.4.    No Right of Continued Employment.    Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

6.5.    No Limitation on Corporate Actions.    Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

6.6.    Nonalienation of Benefits.    Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant’s interest under the Plan. The Company’s obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company’s assets or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant’s beneficiaries, heirs, executors, administrators or successors in interest.

6.7.    Withholding.    Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable United States federal, state and local or non-United States income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

6.8.    Severability.    If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

6.9.    Governing Law.    The Plan shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

6.10.    Headings.    Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

Appendix B

1999 NEUBERGER BERMAN INC.

LONG-TERM INCENTIVE PLAN

RESTATED AS OF JULY 26, 2000

ARTICLE I

PURPOSES

The purposes of the 1999 Neuberger Berman Inc. Long-Term Incentive Plan (the “Plan”) are to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of outstanding employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

ARTICLE II

DEFINITIONS

2.1    Certain Definitions.    Capitalized terms used herein without definition shall have the respective meanings set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Adjustment Event” means any stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock of the Company.

“Award” means any Option, Restricted Stock, Restricted Unit, Incentive Stock, Incentive Unit, Deferred Share, Supplemental Unit or any combination thereof, including Awards combining two or more types of Awards in a single grant.

“Board” means the Board of Directors of the Company.

“Cause” means any of:

(a)  the Participant’s having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or a misdemeanor involving fraud, false statements or misleading omissions, perjury, embezzlement, bribery, forgery or counterfeiting or other similar crime (or an equivalent charge in jurisdictions that do not use such designations);

(b)  the willful failure by the Participant (other than due to physical or mental illness) to perform substantially his duties as an employee of the Company or any Subsidiary after reasonable notice to the Participant of such failure;

(c)  the Participant’s violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company or any of its Subsidiaries or affiliates is a member;

(d)  the Participant’s violation of any Company policy concerning hedging or confidential or proprietary information, or material violation of any other Company policy as in effect from time to time;

(e)  the Participant’s engaging in any act or making any statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Firm; or

(f)  the Participant’s engaging in any conduct that is injurious to the Company or any Subsidiary; or

(g)  the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

The determination as to whether “Cause” has occurred shall be made by the Committee. The Committee shall also have the authority to waive the consequences under the Plan of the existence or occurrence of any of the events, acts or omissions constituting “Cause.”

“Change in Control” means the occurrence of any of the following events:

(a)  the members of the Board at the beginning of any consecutive twenty-four calendar month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

(b)  any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), but excluding the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary becomes the “beneficial owner” (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(c)  the stockholders of the Company shall approve a definitive agreement (i) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction or (ii) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; provided, in each case, that such transaction shall have been consummated; or

(d)  the purchase of Common Stock pursuant to any tender or exchange offer made by any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, any Subsidiary, or an employee benefit plan of the Company or any Subsidiary, for 50% or more of the Common Stock of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Change in Control Price” means the highest price per Share offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee (as constituted before the Change in Control) if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Committee” means the Compensation Committee of the Board, or when section 162(m) of the Code or Rule 16b promulgated under the Act would require action to be taken by a committee of “outside directors” or “Non-Employee Directors,” as the case may be, the “Committee” shall be deemed to refer to a subcommittee of the Compensation Committee that consist of two or more members meeting such requirements, or the full Board in the absence of such a subcommittee.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Neuberger Berman Inc., a Delaware corporation, and any successor thereto.

“Deferred Share” means the deferred share units that confer upon a Participant the right to receive shares of Common Stock at the end of a specified deferral period as set forth in Article VIII .

“Disability” means a total disability within the meaning of any long-term disability plan maintained for the benefit of the Participant or, if the Participant is not covered by such a disability plan, then as determined by the Committee.

“Dividend Equivalents” means dividends paid by the Company with respect to Shares corresponding to Awards awarded under the Plan.

“Employee” means any officer or employee of the Company or any Subsidiary.

“Executive Officer” means those persons who are officers of the Company within the meaning of Rule 16a-1(f) promulgated under the Act.

“Fair Market Value” means, as of any date of determination, the closing price of a Share on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time). In the event that there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price of a Share on the immediately preceding day on which Common Stock transactions were so reported. Notwithstanding the foregoing, with respect to any Award which becomes effective upon the closing of the Initial Public Offering, Fair Market Value shall mean the initial price at which a Share is offered to the public pursuant to the Initial Public Offering.

“Incentive Stock” shall mean an award of Common Stock that is forfeitable until the completion of specified Performance Criteria as provided for in Section 7.1.

“Incentive Unit” shall mean a contractual right to receive Common Stock (or cash based on the Fair Market Value of Common Stock) until the completion of specified Performance Criteria as provided for in Section 7.1.

“Initial Public Offering” shall mean the first offering of the Common Stock to the general public pursuant to an underwritten public offering.

“Normal Retirement” means a termination of the Participant’s employment under circumstances that the Committee determines as qualifying as retirement at normal retirement age for purposes of the Plan and not inconsistent with the treatment of the Participant under other Company plans.

“Option” means the right to purchase Common Stock at a stated price for a specified period of time.

“Participant” means any director, Employee, or prospective Employee of, or any consultant or advisor to, the Company designated by the Committee to receive an Award under the Plan.

“Performance Period” means each calendar year or multi-year cycle as determined by the Committee.

“Period of Restriction” means the period during which a Restricted Stock or Restricted Unit is subject to forfeiture.

“Plan” means this 1999 Neuberger Berman Inc. Long-Term Incentive Plan, as the same may be amended from time to time.

“Qualifying Termination of Employment” means a termination of a Participant’s employment with the Company or any of its Subsidiaries by reason of the Participant’s death, Disability, early retirement with the consent of the Committee or Normal Retirement.

“Restricted Stock” means an award of Common Stock made pursuant to Section 6.1 that is forfeitable by the Participant until the completion of a specified period of future service or until otherwise determined by the Committee or in accordance with the terms of the Plan.

“Restricted Unit” means a contractual right to receive Common Stock, or cash based on the Fair Market Value of Common Stock, made pursuant to Section 6.1 that is forfeitable by the Participant until the completion of a specified period of future service or until otherwise determined by the Committee or in accordance with the terms of the Plan.

“Retirement” means termination of a Participant’s employment on or after the Normal Retirement Date or, with the Committee’s approval, on or after any early retirement date established under any retirement plan maintained by the Company, or any Subsidiary in which the Participant participates.

“Share” means a share of Common Stock.

“Subsidiary” means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

2.2    Additional Definitions.

“Alternative Award” has the meaning given in Section 9.2.

“Deferred Amount” has the meaning given in Section 8.1.

“ISOs” has the meaning given in Section 5.1.

“NSOs” has the meaning given in Section 5.1.

“Performance Restriction” has the meaning given in Section 7.2(a).

“Permitted Transferees” has the meaning given in Section 12.1.

“Reload Options” has the meaning given in Section 5.5.

“Supplemental Unit” has the meaning given in Section 8.1.

2.3    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III

POWERS OF THE COMMITTEE

3.1    Power to Grant.    The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

3.2    Administration.    The Committee shall be responsible for the administration of the Plan, including, without limitation, determining which Participants receive Awards, what kind of Awards are made under the Plan and for what number of shares, and the other terms and conditions of each such Award. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the greatest extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company and its Subsidiaries, all Participants and any person claiming under or through any Participant. No term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under section 422 of the Code.

3.3    Delegation by the Committee.    The Committee may delegate its authority under this Plan; provided that the Committee shall in no event delegate its authority with respect to the compensation of the Chief Executive Officer of the Company, the four most highly compensated executive officers (as determined under Section 162(m) of the Code and regulations thereunder) of the Company and any other individual whose compensation the Board or Committee reasonably believes may become subject to Section 162(m) of the Code.

ARTICLE IV

STOCK SUBJECT TO PLAN

4.1    Number.    Subject to the provisions of this Article IV, the number of Shares subject to Awards under the Plan may not exceed 10,000,000 Shares, plus any Shares that, after the effective date of the Plan, become available for Awards under this Plan in accordance with Section 4.2 below. Without limiting the generality of the foregoing, whenever Shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan only the net number of Shares actually issued shall be counted against the foregoing limit. The Shares to be delivered under the Plan may consist, in whole or in part, of treasury stock or authorized but unissued Common Stock not reserved for any other purpose.

4.2.    Canceled, Terminated, or Forfeited Awards.    Any Shares subject to any Award granted hereunder which for any reason is canceled, terminated or otherwise settled without the issuance of any Common Stock after the effective date of this Plan shall be available for further Awards under the Plan.

4.3.    Adjustment in Capitalization.    In the event of any Adjustment Event such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of (a) the number and kind of Shares which thereafter may be awarded or optioned and sold under the Plan (including, without termination, adjusting the limits on the number and types of certain Awards that may be made under the Plan), (b) the number and kinds of Shares subject to outstanding Options and other Awards and (c) the grant, exercise or conversion price with respect to any of the foregoing. In addition, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award. The number of Shares subject to any Option or other Award shall always be a whole number.

ARTICLE V

STOCK OPTIONS

5.1    Grant of Options.    The Committee shall have the power to grant Options that are “incentive stock options” within the meaning of section 422 of the Code (“ISOs”) or that are non-statutory stock options (“NSOs”) to any Participant and to determine (a) the number of ISOs and the number of NSOs to be granted to each Participant and (b) the other terms and conditions of such Awards. An Option shall be an NSO unless otherwise specified by the Committee at the time of grant. The maximum number of Shares with respect to which Options may be granted to any one Participant in any calendar year shall be 1,000,000, in the case of 1999, and in the case of any subsequent year, 110% of the maximum permitted for the immediately preceding calendar year. Each Option shall be evidenced by an Option agreement that shall specify (a) the type of Option granted, (b) the number of Shares to which the Option pertains, (c) the exercise price, (d) the period in which the Option may be exercised and (e) such terms and conditions not inconsistent with the Plan as the Committee shall determine.

5.2    Exercise Price.    Unless otherwise determined by the Committee, Options granted pursuant to the Plan shall have an exercise price that is not less than the Fair Market Value of a Share on the date the Option is granted.

5.3    Exercisability.    Unless otherwise determined by the Committee, Options awarded under the Plan shall vest and become exercisable in three equal annual installments commencing on the second anniversary of the date such Options are granted, subject to the Participant’s continuous employment with the Company or a Subsidiary from the date of grant through the applicable vesting date. No Option shall be exercisable for more than 10 years after the date on which it is granted.

5.4    Payment.    The Committee shall establish procedures governing the exercise of Options. Without limiting the generality of the foregoing, the Committee may provide that payment of the exercise price may be made (a) in cash or its equivalent, (b) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), (c) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Common Stock or (d) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price. No Shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor and any required withholding or other similar taxes or governmental charges. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of Shares otherwise deliverable upon exercise of an Option.

5.5    Reload Options.    The Committee may provide that a Participant (or, if applicable, his or her Permitted Transferee) who delivers Shares that have been owned by such Participant (or Permitted Transferee) for any minimum period of time specified by the Committee to exercise an Option (when the Fair Market Value of Common Stock exceeds the exercise price of such Option) will automatically be granted new Options (“Reload Options”) for a number of Shares equal to the number of Shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (a) that the exercise price shall initially be equal to the Fair Market Value of a Share on the date such Reload Option is granted and (b) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

5.6    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant’s employment terminates by reason of a Qualifying Termination of Employment, the Participant (or the Participant’s beneficiary or legal representative) may exercise any Options (regardless of whether then exercisable) until the earlier of (a) the twelve-month anniversary of the date of such termination of employment and (b) the date such Options would otherwise expire but for the operation of this Section 5.6. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant’s employment terminates for any reason other than a Qualifying Termination of Employment, any Option granted to such Participant, whether or not then exercisable, shall be forfeited and cancelled as of the date of such termination of employment.

5.7    Buyout.    The Committee may at any time offer to buy out an Option previously granted for a payment in cash, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

ARTICLE VI

RESTRICTED STOCK AND RESTRICTED UNITS

6.1    Grant of Restricted Stock and Restricted Units.    The Committee shall have the power to grant Restricted Stock or Restricted Units to any Participant and to determine (a) the number of Shares of Restricted Stock and the number of Restricted Units to be granted to each Participant, (b) the Restriction Period(s) and (b) the other terms and conditions of such Awards. The Committee shall require that the stock certificates evidencing any Restricted Stock or Restricted Units be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of any Restricted Stock or Restricted Unit award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Share covered by such award. Each grant of Restricted Stock or Restricted Units shall be evidenced by a written agreement setting forth the terms of such Award.

6.2    Vesting of Restricted Stock and Restricted Units.    Unless otherwise determined by the Committee at or after the date of grant, Restricted Stock or Restricted Units granted pursuant to Section 6.1 shall vest and become nonforfeitable, and the Period of Restriction with respect to such Restricted Stock or Restricted Units will lapse, in three equal annual installments commencing on the second anniversary of the date of grant.

6.3    Dividend Equivalents. (a)    Restricted Stock.    Unless otherwise determined by the Committee at the time of grant, Participants holding outstanding Restricted Stock shall be entitled to receive currently all Dividend Equivalents paid with respect to such Shares of Restricted Stock.

(b)    Restricted Units.    The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a Restricted Unit, any Dividend Equivalents. To the extent provided by the Committee at or after the date of grant, any cash Dividend Equivalents credited to a Participant’s account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Restricted Units shall be credited to such Participant’s account equal to the greatest whole number which may be obtained by dividing (i) the value of such Dividend Equivalent on the record date by (ii) the Fair Market Value of a Share on such date. Any additional Restricted Units credited in respect of Dividend Equivalents shall become vested and nonforfeitable, if at all, on the same terms and conditions as are applicable in respect of the Restricted Units with respect to which such Dividend Equivalents were payable.

6.4    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant’s employment terminates by reason of a Qualifying Termination of Employment during the Period of Restriction, a pro rata portion of any Shares related to a Restricted Stock or Restricted Unit held by such Participant shall become nonforfeitable, based upon the percentage of which the numerator is the portion of the Period of Restriction that expired prior to the Participant’s termination and the denominator is the number of days in the Period of Restriction. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant’s employment terminates for any reason other than a Qualifying Termination of Employment during the Period of Restriction, any Restricted Stock or Restricted Units held by such Participant shall be forfeited and cancelled as of the date of such termination of employment.

6.5    Settlement of Restricted Units.    Unless the Committee determines otherwise at or after the date of grant, when a Restriction Period with respect to an Award of Restricted Units lapses and the Restricted Units become vested and nonforfeitable, the Participant shall receive (i) one Share for each such Restricted Unit (including additional Restricted Units credited in respect of Dividend Equivalents) or (ii) if the Committee so determines, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date.

ARTICLE VII

INCENTIVE AWARDS

7.1    Grant of Incentive Stock and Incentive Units.    The Committee shall have the authority to grant Incentive Stock or Incentive Units to any Participant and to determine (a) the number of Incentive Stock and the number of Incentive Units to be granted to each Participant, (b) the restrictions pursuant to which such Award is subject to forfeiture by reason of the Performance Restriction established by the Committee pursuant to Section 7.2 not being met in whole or in part and (c) the other terms and conditions of such Awards. Each grant of Incentive Stock or Incentive Units shall be evidenced by a written agreement setting forth the terms of such Award.

7.2    Performance Restriction. (a)    Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m), if applicable), the Committee shall establish the performance objective or objectives for the applicable Performance Period that must be satisfied in order for an Award to be vested and nonforfeitable (the “Performance Restriction”). Any such Performance Restriction will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) earnings per share on the Company’s Common Stock; (ii) growth in the Company’s revenue; (iii) growth in the Company’s assets under management; (iv) increase in the Company’s net income; (v) return on shareholder’s equity; (vi) controlling expenses; and (vii) relative performance versus a peer group of companies.

(b)    The Performance Restriction related to Incentive Stock or Incentive Units shall lapse upon the determination by the Committee that the objective or objectives for the applicable Performance Period have been attained, in whole or in part. The Committee may provide at the time of grant that in the event the objective or objectives are attained in part, a specified portion (which may be zero) of the Award will vest and become nonforfeitable and the remaining portion shall be forfeited.

7.3    Dividend Equivalents. (a)    Incentive Stock.    Unless otherwise determined by the Committee at or after the date of grant, Participants granted Incentive Stock shall be entitled to receive cash Dividend Equivalents currently.

(b)    Incentive Units.    The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of an Incentive Unit, any Dividend Equivalents. To the extent provided by the Committee at or after the date of grant, any cash Dividend Equivalents with respect to the Incentive Units credited to a Participant’s account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Incentive Units, as the case may be, shall be credited to such Participant’s account equal to the greatest whole number which may be obtained by dividing (i) the value of such Dividend Equivalent on the record date by (ii) the Fair Market Value of a Share on such date. Any additional Incentive Unit credited in respect of Dividend Equivalents shall become vested and non-forfeitable, if at all, on the same terms and conditions as are applicable in respect of the Incentive Unit with respect to which such Dividend Equivalents were payable.

7.4    Termination of Employment.    Unless the Committee otherwise determines at or after the date of grant, in the event that a Participant’s Employment terminates by reason of a Qualifying Termination of Employment during the Performance Period, any award of Incentive Stock or Incentive Units shall become vested and non-forfeitable at the end of the Performance Period as to that number of such Incentive Stock or Incentive Units, as the case may be, that is equal to that percentage, if any, of such Award that would have been earned had the Participant’s employment not so terminated prior to the expiration of the Performance Period times a fraction, the numerator of which is the number of days employed during the Performance Period and the denominator of which is the total number of days during the Performance Period. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant’s employment terminates for any reason other than a Qualifying Termination of Employment during the Performance Period, any Incentive Stock or Incentive Units held by such Participant shall be forfeited and cancelled as of the date of such termination of employment.

7.5    Settlement of Incentive Units.    Unless the Committee determines otherwise at or after the date of grant, when a Performance Restriction with respect to an Award of Incentive Units lapses and the Incentive Units become vested and nonforfeitable, the Participant shall receive (i) one Share for each such Incentive Unit (including additional Incentive Units credited in respect of Dividend Equivalents) or (ii) if the Committee so determines, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date.

ARTICLE VIII

DEFERRED SHARES

8.1    Deferred Share Awards.    The Committee shall have the authority to grant Deferred Shares to any Participant and to determine (i) the number of Deferred Shares granted to each Participant, (ii) the date such Deferred Shares shall become vested and (iii) the date such Deferred Shares will be payable to the Participant. In addition, on such date or dates as shall be established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus (“Deferred Amount”) payable by the Company or a Subsidiary and receive in lieu thereof a number of Deferred Shares equal to the greatest whole number which may be obtained by dividing (i) the Deferred Amount by (ii) the Fair Market Value of a Share on the date such compensation or bonus would otherwise have been payable to the Participant. No Shares will be issued at the time an award of Deferred Shares is made and the Company shall not be required to set aside a fund for the payment of any such award. The Company will establish a separate account for the Participant and will record in such account the number of Deferred Shares awarded to the Participant. To the extent the Committee so determines, a Participant who elects to defer receipt of his or her compensation or bonus and receive Deferred Shares shall receive that number of supplemental Deferred Shares (“Supplemental Units”) equal to the greatest whole number which may be obtained by dividing (i) such percentage of the Deferred Amount as is determined by the Committee by (ii) the Fair Market Value of a Share on the date of grant. Each grant of Deferred Shares and Supplemental Units shall be evidenced by a written agreement setting forth the terms of such Award.

8.2    Vesting of Deferred Shares and Supplemental Units.    The portion of each Deferred Shares, together with any Dividend Equivalents credited with respect thereto, shall be fully vested at all times. Unless the Committee provides otherwise at or after the date of grant, the Supplemental Units, together with any Dividend Equivalents credited with respect thereto, will become vested in equal annual installments on each of the second, third and fourth anniversary of the date the corresponding Deferred Amount would have been paid absent the Participant’s election to defer receipt thereof, subject to the Participant’s continuous employment with the Company or a Subsidiary through such vesting date.

8.3    Dividend Equivalents.    The Committee will determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a recipient of a Deferred Shares or Supplemental Units. To the extent provided by the Committee at or after the date of grant, any cash Dividend Equivalents with respect to the Deferred Shares and Supplemental Units deemed credited to a Participant’s account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Deferred Shares or Supplemental Units, as the case may be, shall be credited to such Participant’s account equal to the greatest whole number which may be obtained by dividing (i) the amount of such Dividend Equivalent on the record date by (ii) the Fair Market Value of a Share on such date.

8.4    Termination of Employment.    Unless the Committee otherwise determines at or after the date of grant, in the event that a Participant’s employment terminates by reason of a Qualifying Termination of Employment during the Performance Period, any Supplemental Units (and related Dividend Equivalents) granted to a Participant shall become vested and non-forfeitable. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant’s employment terminates for any reason other than a Qualifying Termination of Employment during the Performance Period, any Supplemental Units (and related Dividend Equivalents) held by such Participant shall be forfeited and cancelled as of the date of such termination of employment. In the event that a Participant’s employment is terminated for Cause (or, following the date the Participant’s employment terminates, the Committee determines that circumstances exist such that the Participant’s employment could have been terminated for Cause), any Supplemental Units (and related Dividend Equivalents) granted to such Participant, whether or not then vested, shall be forfeited and cancelled as of the date of such termination of employment.

8.5    Settlement of Deferred Shares.    Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive as of the date of such Participant’s termination of employment (or such other date as may be elected by the Participant in accordance with the rules and procedures of the Committee) (i) one Share for each Deferred Share credited to such Participant’s account and (ii) subject to Section 8.4, one Share for each Supplemental Unit that shall have become vested. The Committee may provide in the Award agreement applicable to any Deferred Shares or Supplemental Units that, in lieu of issuing Shares, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date.

ARTICLE IX

CHANGE IN CONTROL

9.1    Accelerated Vesting and Payment.    Subject to the provisions of Sections 9.2 below, in the event of a Change in Control, each Option shall be, at the discretion of the Committee, either canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option, or fully exercisable regardless of the exercise schedule otherwise applicable to such Option and all other Awards shall become nonforfeitable and be immediately transferable or payable, as the case may be.

9.2    Alternative Awards.    Notwithstanding Section 9.1, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award an “Alternative Award”), by a Participant’s employer (or the parent or a Subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

(i)  be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

(ii)  provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(iii)  have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

(iv)  have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant’s base salary or a Participant’s incentive compensation opportunity or a material reduction in the Participant’s responsibilities, in either case without the Participants written consent.

ARTICLE X

STOCKHOLDER RIGHTS

A Participant (or a Permitted Transferee) shall have no rights as a stockholder with respect to any Shares covered by an Award until he or she shall have become the holder of record of such Share(s), and no adjustments shall be made for dividends in cash or other property or distribution or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

ARTICLE XI

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, provided that no amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Unless earlier terminated, the Plan shall terminate on December 31 of the tenth year following the year in which the Initial Public Offering occurs.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1    Non-transferability of Awards.    No Award shall be assignable or transferable except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (“Permitted Transferees”). Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

12.2    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to or exercised by the Participant’s surviving spouse, if any, or otherwise to or by his or her estate.

12.3    No Guarantee of Employment or Participation.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

12.4    Tax Withholding.    The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Shares, no shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (but no greater amount).

12.5    Compliance with Legal and Exchange Requirements.    The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable

Federal and State laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any Federal or State law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

12.6    Indemnification.    Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise.

12.7    Legend.    To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock prior to the expiration of the Period of Restriction, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

“The shares of stock represented by this certificate are subject to the terms and conditions contained in the 1999 Neuberger Berman Inc. Long-Term Incentive Plan and the Award Agreement, dated as of                         , between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in Section 12.1 of the Plan or in such Award Agreement) until                         .”

Upon the lapse of the Period of Restriction with respect to such Restricted Stock, the Company shall issue or have issued in exchange for those certificates previously issued new share certificates without the legend described herein in respect of any shares that have become vested.

12.8    Effective Date.    The Plan shall be effective as of the date of the Initial Public Offering.

12.9    No Limitation on Compensation.    Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

12.10    Deferrals.    The Committee may postpone the exercising of Awards, the issuance or delivery of Stock under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO.

12.11    Governing Law.    The Plan shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

12.12    No Impact On Benefits.    Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

12.13    No Constraint on Corporate Action.    Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

12.14    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

D0213  04/03

E-MAIL TO ACTIVE FORMER PRINCIPALS

The 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of Neuberger Berman Inc. (“Neuberger”) will be held on May 21, 2003. In connection with the Annual Meeting, proxy statements and proxy cards will be distributed to all stockholders of record on March 31, 2003.

Pursuant to the Stockholders Agreement dated August 2, 1999 (the “Stockholders Agreement”), by and among former Neuberger principals, their family affiliates and Neuberger, former principals who are employed by a Neuberger subsidiary (“Active Former Principals”) are required to vote their Founder Shares (Neuberger stock received in exchange for membership interests or shares of Neuberger Berman, LLC or Neuberger Berman Management Inc., respectively) in a preliminary vote on each matter upon which stockholders are being asked to vote. Each Founder Share so voted will be voted in accordance with the majority of votes cast in the preliminary vote.

In connection with the preliminary vote, which is expected to occur on May 8, 2003, Active Former Principals and their family affiliates who hold Founder Shares on the record date will receive proxy material, including instructions on how to participate in the preliminary vote by mail, Internet, or telephone. We anticipate that American Stock Transfer & Trust Company (“AST”), our transfer agent, will be sending this material on or about April 17, 2003. If you have not received your proxy material by April 30, 2003, please contact Claudia Brandon in the Legal and Compliance Department at extension 24652 or Sheila James at extension 24676.

The preliminary vote is expected to close on May 8, 2003 at 5:00 p.m.; any votes received after that time will not be counted in the preliminary vote. All Founder Shares held by Active Former Principals and their family affiliates, whether or not voted in the preliminary vote, will be voted at the Annual Stockholders Meeting in accordance with the results of the vote of the majority of the Founder Shares voting in such preliminary vote.

In addition, any Active Former Principal who owns shares of Neuberger other than those acquired in the above mentioned exchange will receive separate proxy materials with respect to such shares. These additional proxy materials will relate to shares of Neuberger acquired in the open market, or under any employee benefit plan (i.e., Wealth Accumulation Plan, Employee Stock Purchase Plan, Employee Defined Contribution Stock Incentive Plan and the Long-Term Incentive Plan). These shares are not subject to the preliminary vote. Proxy material with respect to such shares will be sent separately by AST or by Automatic Data Processing (“ADP”) and arrangements have been made for voting by mail, Internet or telephone.

Please note that most proxy cards will reflect instructions for individuals to vote using the Internet by accessing AST’s website at www.voteproxy.com or to call AST’s toll-free number at 1-800-776-9437 and entering an 11-digit control number set forth on the cards.

For Neuberger shares held in brokerage accounts, the proxy cards will reflect instructions for individuals to vote using the Internet by accessing ADP’s website at www.proxyvote.com or to call ADP’s toll-free number at 1-800-454-8683 and entering a 12-digit control number set forth on the cards.

Accordingly, you won’t be able to vote your brokerage account shares with any other shares and you should follow the instructions set forth on each card.

As indicated above, Active Former Principals may receive more than one set of proxy materials relating to the voting of shares of Neuberger. The instructions in the proxy material should make it clear how such shares may be voted but, if you have any questions upon receiving the material in mid-April, please do not hesitate to call either Claudia Brandon at extension 24652 or Ellen Metzger at extension 24667.

E-MAIL TO CURRENT EMPLOYEES

Dear Fellow Employee Stockholders:

The 2003 Annual Meeting of Stockholders of Neuberger Berman Inc. will be held on May 21, 2003 and the record date for determining stockholders entitled to vote at the meeting is March 31, 2003.

Those of you who hold Neuberger stock through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust (the “Trust”) have the right to provide the Trustee, Neuberger Berman Trust Company, N.A., with voting instructions with respect to the shares that have been allocated to you under the Company’s Employee Defined Contribution Stock Incentive Plan. As you know, the Trust holds the stock that was awarded to many of you when we went public almost four years ago. Your instructions will be tallied confidentially by American Stock Transfer & Trust Company (“AST”), our transfer agent, and neither the Trustee nor our Company will know your choices.

Those of you who are participants in our Wealth Accumulation Plan (“WAP”), Employee Stock Purchase Plan (“ESPP”), Long-Term Incentive Plan (“LTIP”) or who have purchased shares in the open market, have the right to vote your shares directly.

Proxy material with respect to shares held by you as of March 31, 2003 that were purchased in the open market, are held through the WAP, ESPP, LTIP or are held for your benefit under the Trust will be sent separately by AST or by Automatic Data Processing (“ADP”), Neuberger’s service providers, beginning on or about Thursday, April 17, 2003. In addition, copies of our 2002 Annual Report will be distributed to you shortly.

For your convenience, we have made arrangements with AST and ADP so that you can give your voting instructions by telephone, using the Internet or by completing and mailing a proxy card. Information regarding these voting methods can be found on the proxy cards.

Please note that most proxy cards will reflect instructions for individuals to vote using the Internet by accessing AST’s website at www.voteproxy.com or to call AST’s toll-free number at 1-800-776-9437 and entering an 11-digit control number set forth on the cards.

For Neuberger shares held in brokerage accounts, the proxy cards will reflect instructions for individuals to vote using the Internet by accessing ADP’s website at www.proxyvote.com or to call ADP’s toll-free number at 1-800-454-8683 and entering a 12-digit control number set forth on the cards.

Accordingly, you won’t be able to vote your brokerage account shares with any other shares and you should follow the instructions set forth on each card.

As indicated above, you may receive more than one set of proxy material relating to the voting of your shares depending on where and how your shares are held. The instructions in the proxy material will explain the voting methods available but, if you have any questions upon receiving the material in mid-April, please do not hesitate to call either Claudia Brandon at extension 24652 or Ellen Metzger at extension 24667.

This is an opportunity for you to participate as a stockholder and I urge you to make your voice heard with respect to the shares that you own by voting promptly.

As employees as well as stockholders, we must set an example for our public stockholders that voting shares is important. A high level of participation from our employees will demonstrate to the public that we are committed to our future.

Neuberger Berman Inc.

605 Third Avenue

New York, NY 10158-3698

Tel 212.476.9000

April 17, 2003

Dear Fellow Stockholder:

We’re pleased to enclose materials for our 2003 Annual Meeting of Stockholders of Neuberger Berman Inc.

Since you hold Neuberger stock through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust (the “Trust”), you have the right to provide the Trustee, Neuberger Berman Trust Company, N.A., with voting instructions with respect to the shares that have been allocated to you under the Company’s Employee Defined Contribution Stock Incentive Plan. Your instructions will be tallied confidentially by an outside firm and neither the Trustee nor our Company will know your choices.

For your convenience, we have made arrangements so that you can give your voting instructions by telephone, using the Internet or by completing the enclosed card. Information on using the telephone or Internet can be found on the card.

This is an important opportunity for you to participate as a stockholder and I urge you to respond promptly with your instructions, in any case no later than May 7, 2003.

Sincerely,

/S/  JEFFREY B. LANE

Jeffrey B. Lane

President and Chief Executive Officer

Neuberger Berman Inc.

605 Third Avenue

New York, NY 10158-3698

Tel 212.476.9000

April 17, 2003

Dear Fellow Stockholder:

We’re pleased to enclose materials for our 2003 Annual Meeting of Stockholders of Neuberger Berman Inc.

Participants in our Wealth Accumulation Plan, Employee Stock Purchase Plan, Long-Term Incentive Plan or Directors Stock Incentive Plan who hold restricted stock have the right to vote their shares directly. The enclosed proxy card shows this total number of shares.

For your convenience, we have made arrangements so that you can vote by telephone, using the Internet or by completing the enclosed proxy card. Information on using the telephone or Internet can be found on the card.

This is an important opportunity for you to participate as a stockholder and I urge you to make your voice heard with respect to shares that you own by voting promptly.

Sincerely,

/S/  JEFFREY B. LANE

Jeffrey B. Lane

President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

NEUBERGER BERMAN INC.

May 21, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach and mail in the envelope provided.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	m Joyce F. Brown
m John A. Elliott
☐ WITHHOLD AUTHORITY	m Nathan Gantcher
FOR ALL NOMINEES	m David W. Glenn
m Jeffrey B. Lane
☐ FOR ALL EXCEPT	m Arthur Levitt, Jr.
(See instructions below)	m Jon C. Madonna
m Robert Matza
m Jack H. Nusbaum
m Marvin C. Schwartz
m Lawrence Zicklin

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve 2003 Neuberger Berman Inc. Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

3.	Proposal to approve 1999 Neuberger Berman Inc. Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

4.	Proposal to ratify the selection of KPMG LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐

5.	In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

PLEASE MARK, SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY IN THE STAMPED,
PRE-ADDRESSED ENVELOPE ENCLOSED.

Mark here if you intend to attend the meeting  ☐

Signature of Stockholder                                                          Date:                            Signature of Stockholder                                                          Date:

Note:	Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF

NEUBERGER BERMAN INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF NEUBERGER BERMAN INC.

AT 10:00 A.M. ON MAY 21, 2003

The undersigned hereby appoints KEVIN HANDWERKER and MATTHEW S. STADLER, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements of such meeting (the “Annual Meeting”), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR all nominees listed in Proposal 1, and FOR approval of Proposals 2, 3 and 4. All ABSTAIN votes will be counted in determining the existence of a quorum at the Annual Meeting, but will have the same effect as a vote AGAINST Proposals 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Stockholders and the Proxy Statement and the Annual Report for the year ended December 31, 2002.

ANNUAL MEETING OF STOCKHOLDERS OF

NEUBERGER BERMAN INC.

May 21, 2003

PROXY VOTING INSTRUCTIONS

TELEPHONE  —  Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

- OR -

INTERNET  —  Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

- OR -

MAIL  —  Date, sign and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

ê   Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	m Joyce F. Brown
m John A. Elliott
☐ WITHHOLD AUTHORITY	m Nathan Gantcher
FOR ALL NOMINEES	m David W. Glenn
m Jeffrey B. Lane
☐ FOR ALL EXCEPT	m Arthur Levitt, Jr.
(See instructions below)	m Jon C. Madonna
m Robert Matza
m Jack H. Nusbaum
m Marvin C. Schwartz
m Lawrence Zicklin

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve 2003 Neuberger Berman Inc. Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

3.	Proposal to approve 1999 Neuberger Berman Inc. Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

4.	Proposal to ratify the selection of KPMG LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐

5.	In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

UNLESS YOU HAVE ALREADY VOTED BY TELEPHONE OR INTERNET, PLEASE MARK, SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

Mark here if you intend to attend the meeting  ☐

Signature of Stockholder                                                          Date:                            Signature of Stockholder                                                          Date:

Note:	Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NEUBERGER BERMAN INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF NEUBERGER BERMAN INC.

AT 10:00 A.M. ON MAY 21, 2003

The undersigned hereby appoints KEVIN HANDWERKER and MATTHEW S. STADLER, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements of such meeting (the “Annual Meeting”), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR all nominees listed in Proposal 1, and FOR approval of Proposals 2, 3 and 4. All ABSTAIN votes will be counted in determining the existence of a quorum at the Annual Meeting, but will have the same effect as a vote AGAINST Proposals 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Stockholders and the Proxy Statement and the Annual Report for the year ended December 31, 2002.

YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

YOU MAY VOTE USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

IF YOU PREFER NOT TO VOTE VIA TELEPHONE OR THE WEB, PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.

IN ORDER FOR YOUR VOTE TO BE SUBMITTED BY PROXY, YOU MUST (I) PROPERLY COMPLETE THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS OR (II) PROPERLY COMPLETE AND RETURN THIS PROXY CARD IN ORDER THAT IN EITHER CASE, YOUR VOTE IS RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 20, 2003.

ANNUAL MEETING OF STOCKHOLDERS OF

NEUBERGER BERMAN INC.

May 21, 2003

Instruction Card

PROXY VOTING INSTRUCTIONS

TELEPHONE  —  Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and instruction card available when you call.

- OR -

INTERNET  —  Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

- OR -

MAIL  —  Date, sign and mail your instruction card in the envelope provided as soon as possible.

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

ê   Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	m Joyce F. Brown
m John A. Elliott
☐ WITHHOLD AUTHORITY	m Nathan Gantcher
FOR ALL NOMINEES	m David W. Glenn
m Jeffrey B. Lane
☐ FOR ALL EXCEPT	m Arthur Levitt, Jr.
(See instructions below)	m Jon C. Madonna
m Robert Matza
m Jack H. Nusbaum
m Marvin C. Schwartz
m Lawrence Zicklin

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve 2003 Neuberger Berman Inc. Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

3.	Proposal to approve 1999 Neuberger Berman Inc. Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

4.	Proposal to ratify the selection of KPMG LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐

5.	In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

UNLESS YOU HAVE ALREADY VOTED BY TELEPHONE OR INTERNET, PLEASE MARK, SIGN AND DATE THE INSTRUCTION CARD AND RETURN IT PROMPTLY, BUT NO LATER THAN MAY 7, 2003, IN THE STAMPED,
PRE–ADDRESSED ENVELOPE ENCLOSED.

Mark here if you intend to attend the meeting  ☐

Signature of Stockholder                                                          Date:                            Signature of Stockholder                                                          Date:

Note:	Please sign exactly as your name or names appear on this Instruction Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

I N S T R U C T I O N     C A R D

NEUBERGER BERMAN EMPLOYEE DEFINED CONTRIBUTION STOCK INCENTIVE PLAN

INSTRUCTIONS TO NEUBERGER BERMAN TRUST COMPANY, N.A., TRUSTEE,

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

NEUBERGER BERMAN INC.

AT 10:00 A.M. ON MAY 21, 2003

The undersigned, as a Participant in the Neuberger Berman Employee Defined Contribution Stock Incentive Plan (the “Plan”), hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Stockholders and the Proxy Statement with respect to the Annual Meeting of Stockholders of Neuberger Berman Inc. (the “Annual Meeting”) and the Annual Report for the year ended December 31, 2002.

Since you hold shares through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust (the “Trust”), you have the right to provide the Trustee, Neuberger Berman Trust Company, N.A. (the “Trustee”), with voting instructions with respect to shares that have been allocated to you under the Plan. Shares allocated to the Participant for which the Trustee does not receive instructions will not be voted. The Participant’s instructions to the Trustee will be confidential.

The undersigned hereby instructs the Trustee as to the manner in which the Trustee’s voting rights will be exercised with respect to the voting of such shares as is allocated to the Participant, on the matters set forth on the reverse side of this Instruction Card, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting.

YOU MAY GIVE INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE INSTRUCTION CARD AVAILABLE WHEN YOU CALL.

YOU MAY GIVE INSTRUCTIONS USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

IF YOU PREFER NOT TO VOTE VIA TELEPHONE OR THE WEB, PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR INSTRUCTIONS BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION CARD.

HOWEVER YOU CHOOSE TO VOTE, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN

5:00 P.M. EASTERN TIME ON MAY 7, 2003 IN ORDER FOR THE TRUSTEE TO VOTE YOUR SHARES.

ANNUAL MEETING OF STOCKHOLDERS OF

NEUBERGER BERMAN INC.

May 21, 2003

Preliminary Vote

PROXY VOTING INSTRUCTIONS

TELEPHONE  —  Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and preliminary ballot available when you call.

- OR -

INTERNET  —  Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

- OR -

MAIL  —  Date, sign and mail your preliminary ballot in the envelope provided as soon as possible.

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

ê   Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ FOR ALL NOMINEES	m Joyce F. Brown
m John A. Elliott
☐ WITHHOLD AUTHORITY	m Nathan Gantcher
FOR ALL NOMINEES	m David W. Glenn
m Jeffrey B. Lane
☐ FOR ALL EXCEPT	m Arthur Levitt, Jr.
(See instructions below)	m Jon C. Madonna
m Robert Matza
m Jack H. Nusbaum
m Marvin C. Schwartz
m Lawrence Zicklin

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve 2003 Neuberger Berman Inc. Annual Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

3.	Proposal to approve 1999 Neuberger Berman Inc. Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

4.	Proposal to ratify the selection of KPMG LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐

5.	In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

UNLESS YOU HAVE ALREADY VOTED BY TELEPHONE OR INTERNET, PLEASE MARK, SIGN AND DATE THE PRELIMINARY BALLOT AND RETURN IT PROMPTLY, BUT NO LATER THAN MAY 8, 2003, IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

Mark here if you intend to attend the meeting  ☐

Signature of Stockholder                                                          Date:                            Signature of Stockholder                                                          Date:

Note:	Please sign exactly as your name or names appear on this Preliminary Ballot. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

P R E L I M I N A R Y    V O T E

PRELIMINARY VOTE UNDER STOCKHOLDERS AGREEMENT

PRELIMINARY BALLOT TO SECRETARY OF

NEUBERGER BERMAN INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEUBERGER BERMAN INC.

AT 10:00 A.M. ON MAY 21, 2003

The undersigned, as a party to the Stockholders Agreement dated as of August 2, 1999 among Neuberger Berman Inc. (the “Company”) and certain individuals and family affiliates (the “Agreement”), hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) and the Proxy Statement and the Annual Report for the year ended December 31, 2002.

Under the Agreement, a preliminary vote of the undersigned and certain other parties to the Agreement is being taken (“Preliminary Vote”) before the vote of the stockholders of the Company at the Annual Meeting.

The undersigned hereby casts a Preliminary Vote. Following the tabulation of the Preliminary Vote, all of the undersigned’s shares subject to the Agreement will be voted according to the vote of the majority of the shares voted in the Preliminary Vote.

YOU MAY CAST YOUR PRELIMINARY VOTE BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE PRELIMINARY BALLOT AVAILABLE WHEN YOU CALL.

YOU MAY CAST YOUR PRELIMINARY VOTE USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

IF YOU PREFER NOT TO VOTE VIA TELEPHONE OR THE WEB, PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PRELIMINARY BALLOT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR PRELIMINARY VOTE BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PRELIMINARY BALLOT.

HOWEVER YOU CHOOSE TO VOTE, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN
5:00 P.M. EASTERN TIME ON MAY 8, 2003.